                 AS FILED WITH THE COMMISSION ON MARCH 13, 1998


                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ / Preliminary Proxy Statement


/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


/X/ Definitive Proxy Statement


/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              LASERTECHNICS, INC.
                      ------------------------------------

                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                              LASERTECHNICS, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


    Notice is hereby given that a Special Meeting of Stockholders of Lasertechnics, Inc. (the "Company") will be held at Cooper Aerobics Center, located at 12200 Preston Road, Dallas, Texas on March 31, 1998, at 9:00 a.m., local time, and at any adjournments thereof, for the following purposes as set forth in the accompanying Proxy Statement:


        1. To consider and vote upon a proposal (the "Reverse Stock Split Proposal") to amend the Company's Certificate of Incorporation to effect a one-for-twenty reverse stock split of the outstanding Common Stock, Non-voting Common Stock, and Series A, B, and C Convertible Preferred Stock of the Company, and to provide for certain corresponding changes in the terms of the Series A, B, and C Convertible Preferred Stock;

        2. To consider and vote upon a proposal (the "Authorized Shares Proposal") to amend the Company's Certificate of Incorporation to reduce the number of authorized shares of the Company's Common Stock from 56,750,000 to 6,250,000; and

        3. To consider and vote upon a proposal (the "Name Change Proposal") to amend the Company's Certificate of Incorporation to change the Company's name to "AXCESS Inc.";

and to transact such other business as may properly come before the meeting or any adjournments thereof.

    The Authorized Shares Proposal will not be presented to the stockholders of the Company at the Special Meeting unless the Reverse Stock Split Proposal shall first have been approved.

    The holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote at the Special Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present or represented by proxy at the Special Meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be presented or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty days, or, if after the adjournment a new record date is set, a notice of adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Holders of record of the Company's Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series G Preferred Stock at the close of business on Friday, January 30, 1998 (the "Record Date"), will be entitled to vote at the meeting with respect to each of the above Proposals. Holders of record of the Company's Non-voting Common Stock at the close of business on the Record Date will be entitled to vote at the meeting with respect to the Authorized Shares Proposal.

    Whether or not you plan to attend the meeting, please date and sign the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the meeting, may withdraw it and vote in person. The last proxy executed by a shareholder revokes all previous proxies executed by that shareholder.

                                          By Order of the Board of Directors

                                          Harry S. Budow, Secretary


Dated: March 12, 1998

                              LASERTECHNICS, INC.
                              3208 COMMANDER DRIVE
                            CARROLLTON, TEXAS 75006

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                               TABLE OF CONTENTS

INTRODUCTION--THE SPECIAL MEETING......................................................          1

ITEM I. REVERSE STOCK SPLIT PROPOSAL...................................................          4
    General............................................................................          4
    Reasons for the Reverse Stock Split Proposal.......................................          5
        Intended Effect on Trading Price of Common Stock...............................          5
        Increase in Authorized but Unissued Shares.....................................          6
    Effect of the Reverse Stock Split Proposal.........................................          7
    Impact on Options, Warrants, and Convertible Securities............................          9
    Exchange of Stock Certificates and Payment for Fractional Shares...................          9
    Federal Income Tax Consequences....................................................          9
    Other Nasdaq Requirements..........................................................         10

ITEM II. AUTHORIZED SHARES PROPOSAL....................................................         11
    General............................................................................         11
    Reasons for the Authorized Shares Proposal.........................................         12
    Certain Possible Effects of Authorized but Unissued Shares.........................         13

ITEM III. NAME CHANGE PROPOSAL.........................................................         14

DESCRIPTION OF CAPITAL STOCK...........................................................         15
    Authorized Shares..................................................................         15
    Common Stock and Non-voting Common Stock...........................................         15
    Preferred Stock....................................................................         17
        Series A Preferred Stock.......................................................         17
        Series B Preferred Stock.......................................................         18
        Series C Preferred Stock.......................................................         18
        Series F Preferred Stock.......................................................         19
        Series G Preferred Stock.......................................................         21
COMPARISON OF STOCKHOLDER RIGHTS.......................................................         23
    Authorized Capital Stock...........................................................         24
    Outstanding Capital Stock..........................................................         24
    Stated Capital.....................................................................         24
    Par Value..........................................................................         25
RECENT DEVELOPMENTS....................................................................         25
    Nasdaq Listing Requirements........................................................         25
    Equity Investments by Major Stockholders...........................................         25
    Extension of Bridge Loans..........................................................         26
    Restructuring of Variable Price Convertible Securities.............................         26
    Increase in Aggregate Voting Power of the Amphion Group;
      Possible Deemed Change of Control................................................         27
    Legal Proceedings..................................................................         28
    Deferral of Rights Offering........................................................         28

    Dispute regarding DataGlyphs License...............................................         28
    Technology Acquisition Agreement...................................................         29
        Acquisition of Technology......................................................         29
        Technology Enhancement Services................................................         30
        Assignment of Spot/Mag Agreement...............................................         30
        Lock-up Agreement..............................................................         31
        Registration Rights............................................................         31
        Board Representation...........................................................         31
        The XLV Technology.............................................................         31
        Applications to the Company's Business.........................................         32
        XLV............................................................................         32
        Certain Effects of the Technology Acquisition Agreement........................         32
        Contingency with Respect to the Reverse Stock Split Proposal; Stockholder
        Approval of Share Issuance.....................................................         33

COSTS OF SOLICITATION..................................................................         33

APPRAISAL RIGHTS.......................................................................         33

OTHER MATTERS..........................................................................         33

PRINCIPAL STOCKHOLDERS.................................................................         34

DEADLINE FOR STOCKHOLDER PROPOSALS.....................................................         38

                             INDEX OF DEFINED TERMS


    Set forth below is a list of certain defined terms used in the Proxy Statement and the page on which each such term is defined.



                                                                                          PAGE
                                                                                          -----

Amphion Group........................................................................           3
Amphion Partners.....................................................................           3
Amphion Ventures ....................................................................           3
Antiope Partners.....................................................................           3
Antiope Ventures.....................................................................           3
Assignment Option....................................................................           6
Authorized Shares Proposal...........................................................           1
ChromaVision.........................................................................          32
Code.................................................................................           9
Common Stock.........................................................................           2
Company..............................................................................           1
Conversion Price.....................................................................          21
Convertible Debentures...............................................................          26
Convertible Securities...............................................................           9
December 1997 Restructuring..........................................................          27
Demand Registration..................................................................          31
Effective Time.......................................................................           4
Exclusive License Option.............................................................           6
Extension Agreement..................................................................          26
Final Funding Date...................................................................           6
Initial Funding Date.................................................................           7
IRS..................................................................................          10
JHIA.................................................................................           3
JHMC.................................................................................          37
JPMIC................................................................................           8
June Note Purchase Agreement.........................................................          26
Lasertechnics Marking................................................................          14
License Option.......................................................................           6
LMC Common Stock.....................................................................          34
March 1996 Debentures................................................................          26
Maximum Technology Shares............................................................          32
Name Change Proposal.................................................................           1
Nasdaq...............................................................................           4
Nasdaq SmallCap Market...............................................................           5
New Nasdaq Listing Requirements......................................................           5
Non-voting Common Stock..............................................................           2
old certificate......................................................................           9
Old Nasdaq Listing Requirements......................................................          25
Original Series D Funding Date ......................................................          21
Original Series G Issue Price........................................................          21
Penny Stock Rule.....................................................................           5
post-split shares....................................................................           4
pre-split shares.....................................................................           4
Preferred Stock......................................................................          15
Proposal.............................................................................           1
Proposals............................................................................           1
Purchase Agreement...................................................................          15
Record Date..........................................................................           2

                             INDEX OF DEFINED TERMS


                                                                                          PAGE
                                                                                          -----
Regulated Stockholder................................................................          15
Regulation Y.........................................................................          15
Reverse Stock Split..................................................................           4
Reverse Stock Split Amendment........................................................           4
Reverse Stock Split Proposal.........................................................           1
Safeguard............................................................................          32
Sandia...............................................................................          14
Sandia Common Stock..................................................................          34
SBIC Stockholder.....................................................................          15
Series A Preferred Stock ............................................................           2
Series B Debentures..................................................................          26
Series B Preferred Stock ............................................................           2
Series C Preferred Stock ............................................................           2
Series D Preferred Stock ............................................................          26
Series E Preferred Stock ............................................................          26
Series F Premium ....................................................................          21
Series F Stated Value................................................................          21
Series G Preferred Stock ............................................................           2
Series G Reset Right.................................................................          22
Single Vote Preferred Stock..........................................................           2
Spot/Mag.............................................................................          30
Spot/Mag Agreement...................................................................          30
Standstill Agreement.................................................................          26
Standstill Period....................................................................          19
Technology Acquisition Agreement.....................................................           6
Variable Price Convertible Securities................................................          26
Voting Preferred Stock...............................................................           2
Xerox................................................................................          28
XLV..................................................................................           6
XLV Technology.......................................................................           6

                              LASERTECHNICS, INC.
                              3208 COMMANDER DRIVE
                            CARROLLTON, TEXAS 75006


                          SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 31, 1998

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                       INTRODUCTION--THE SPECIAL MEETING


    This Proxy Statement is furnished in connection with the solicitation by management of proxies to be voted at a Special Meeting of Stockholders of Lasertechnics, Inc. (the "Company") to be held at Cooper Aerobics Center, located at 12200 Preston Road, Dallas, Texas on March 31, 1998 at 9:00 a.m., local time, and at any adjournments thereof. The purpose of the meeting is to consider and vote upon each of the following enumerated proposals (each a "Proposal" and, collectively, the "Proposals"):


        1. a proposal (the "Reverse Stock Split Proposal") to amend the Company's Certificate of Incorporation to effect a one-for-twenty reverse stock split of the outstanding Common Stock, Non-voting Common Stock, and Series A, B, and C Convertible Preferred Stock of the Company, and to provide for certain corresponding changes in the terms of the Series A, B, and C Convertible Preferred Stock;

        2. a proposal (the "Authorized Shares Proposal") to amend the Company's Certificate of Incorporation to reduce the number of authorized shares of the Company's Common Stock from 56,750,000 to 6,250,000; and

        3. a proposal (the "Name Change Proposal") to amend the Company's Certificate of Incorporation to change the Company's name to "AXCESS Inc";

and to transact such other business as may properly come before the meeting or any adjournments thereof.

    The Authorized Shares Proposal will not be presented to the stockholders of the Company at the Special Meeting unless the Reverse Stock Split Proposal shall first have been approved.

    Shares represented by proxies, received in the enclosed form and properly filled out, will be voted in accordance with the specifications made thereon. In the absence of specific instructions, proxies will be voted in favor of each of the Proposals described in this Proxy Statement. Proxies may be revoked by stockholders by written notice received by the Secretary of the Company at the address set forth above, at any time prior to the exercise thereof. The last proxy executed by a stockholder revokes all previous proxies executed by that stockholder. A stockholder may also attend the Special Meeting in person and vote by ballot, thereby canceling any proxy previously given. Except for the Proposals described in this Proxy Statement, management expects no other matters to be presented for action at the Special Meeting. If, however, any other matters properly come before the Special Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on any such matters so presented, unless otherwise specified in the Proxy.

    The holders of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote at the Special Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present or represented by proxy at the Special Meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty days, or, if after the adjournment a new record date is set, a notice of adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Abstentions and broker non-votes with respect to particular proposals will not affect the determination of a quorum. Stockholders of record at the close of business on Friday, January 30, 1998 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. As of the Record Date, the Company's outstanding voting securities consisted of 47,234,154 shares of Common Stock, par value $.01 per share (the "Common Stock"); 1,153,846 shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"); 1,056,338 shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"); 708,530 shares of Series C Convertible Preferred Stock par value $.01 per share (the "Series C Preferred Stock"); and 789.74 shares of Series G Preferred Stock, par value $.01 per share (the "Series G Preferred Stock"). The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are sometimes referred to collectively herein as the "Single Vote Preferred Stock," and the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series G Preferred Stock are sometimes referred to collectively herein as the "Voting Preferred Stock." Each share of Common Stock and each share of Single Vote Preferred Stock is entitled to one vote on each of the Proposals described in this Proxy Statement, and each share of Series G Preferred Stock is entitled to 20,000 votes on each of such Proposals, representing one vote for each share of Common Stock into which a single share of Series G Preferred Stock is convertible on the Record Date in accordance with the terms thereof. The Company also has authorized a class of Non-voting Common Stock, par value $.01 per share (the "Non-voting Common Stock"), of which 2,249,842 shares were outstanding on the Record Date. Each share of Non-voting Common Stock is entitled to one vote on the Authorized Shares Proposal, voting together with the Common Stock as a single class.

    The affirmative vote of a majority of the outstanding voting power of the Common Stock and Voting Preferred Stock, voting together as a single class, is required to adopt the Reverse Stock Split Proposal and the Name Change Proposal. The affirmative votes of the majority of the outstanding voting power of the Common Stock, voting as a separate class; Common Stock and Non-voting Common Stock, voting together as a single class; and Common Stock and Voting Preferred Stock, voting together as a single class, are required to adopt the Authorized Shares Proposal.

    Abstentions will not be counted as affirmative votes. The following table indicates the number of shares outstanding, their respective voting power, and the number and percentage of shares beneficially owned by members of the Board of Directors of the Company as of January 30, 1998:

                                                                                   NUMBER OF VOTES    PERCENT OF
                                                                                    REPRESENTED BY   VOTING POWER
                                                                                        SHARES       BENEFICIALLY
                                                                                     BENEFICIALLY      OWNED BY
                                                         NUMBER       NUMBER OF     OWNED BY BOARD     BOARD OF
                                                       OF SHARES      ENTITLED       OF DIRECTORS      DIRECTORS
STOCK CLASS                                           OUTSTANDING       VOTES          MEMBERS          MEMBERS
----------------------------------------------------  ------------  -------------  ----------------  -------------
Common Stock........................................    47,234,154    47,234,154      10,705,640(3)        41.7%(3)
Non-voting Common Stock.............................     2,249,842     2,249,842          -0-   (3)           0%
Series A Preferred Stock............................     1,153,846     1,153,846       1,153,846(3)         100%(3)
Series B Preferred Stock............................     1,056,338     1,056,338       1,056,338(3)         100%(3)
Series C Preferred Stock............................       708,530       708,530         509,855(3)          72%(3)
Series G Preferred Stock(1).........................        789.74    15,794,800      14,995,600(3)        94.9%(3)
Voting Preferred Stock..............................     2,919,504    18,713,514      17,715,639(3)        94.7%(3)
Aggregate of Common Stock and Voting Preferred
  Stock.............................................    50,153,658    65,947,668      28,421,279(3)        42.0%(3)
Aggregate of Common Stock and Non-voting Common
  Stock(2)..........................................    49,483,996    49,483,996      10,705,640(3)        20.9%(3)

------------------------
(1) Each share of Series G Preferred Stock has an Original Series G Issue Price of $10,000, and is convertible at a conversion price of $.50 per share into 20,000 shares of Common Stock. The Series G Preferred Stock votes with the Common Stock and other series of Voting Preferred Stock as a single class, with 20,000 votes per share (i.e., the same number of votes per share as the aggregate number of shares of Common Stock into which such share is convertible, in accordance with its terms).

(2) The voting power of the Non-voting Common Stock is applicable only to the separate class vote of the Voting Common Stock and Non-Voting Common Stock, voting together as a single class, with respect to the Authorized Shares Proposal.

(3) 100% of the outstanding shares of the Series A Preferred Stock and Series B Preferred Stock, and 72% of the outstanding shares of Series C Preferred Stock, are owned beneficially and of record by Amphion Ventures L.P., a Delaware limited partnership ("Amphion Ventures"), and 95% of the outstanding shares of the Series G Preferred Stock are currently owned in the aggregate by Amphion Ventures and Antiope Partners L.L.C., a Delaware limited liability company ("Antiope Partners"). Richard C. E. Morgan, the chairman and chief executive officer of the Company and a member of the Company's Board of Directors, is a managing member of Antiope Partners and a managing member of Amphion Partners L.L.C. ("Amphion Partners"), a Delaware limited liability company and the sole general partner of Amphion Ventures. As such Mr. Morgan may be deemed to have beneficial ownership of the securities of the Company owned by Amphion Ventures and Antiope Partners, although Mr. Morgan disclaims such beneficial ownership. If such deemed beneficial ownership is taken into account, Mr. Morgan would be deemed to own 100% of the voting power of the Series A Preferred Stock and the Series B Preferred Stock; 72% of the voting power of the Series C Preferred Stock; 95% of the voting power of the Series G Preferred Stock; and 95% of the combined voting power of the Voting Preferred Stock. In addition, Amphion Ventures, Amphion Partners and Antiope Partners (collectively, the "Amphion Group") own in the aggregate 8,243,127 shares of Common Stock, or 17.5% of the class outstanding. See, "RECENT DEVELOPMENTS," "DESCRIPTION OF CAPITAL STOCK."

    Mr. Morgan has direct beneficial ownership of 364,766 shares of Common Stock as of January 30, 1998, or approximately 0.8% of the Common Stock and 0.6% of the total voting power of the Company outstanding (including 37,500 shares subject to options that are currently exercisable, at an exercise price in excess of the current market price). Including the shares held by the Amphion Group, Mr. Morgan may be deemed to have beneficial ownership of securities representing approximately 41.2% of the total outstanding voting power of the Company. This percentage includes voting capital shares that Mr. Morgan and the Amphion Group have the right to acquire within 60 days pursuant to options and warrants. Not including voting capital shares that Mr. Morgan and the Amphion Group have the right to acquire within 60 days pursuant to options and warrants (which do not confer any voting power at the Special Meeting), Mr. Morgan may be deemed to have beneficial ownership of securities representing approximately 39.9% of the total voting power of the Company issued and outstanding on the Record Date. Neither percentage includes any shares of capital stock of the Company held by Jackson Hole Investments Acquisition Inc. ("JHIA"), an entity related indirectly to the Amphion Group. JHIA owns the 198,676 shares of Series C Preferred Stock not held by the Amphion Group, representing 28.0% of the Series C Preferred Stock and 0.3% of the total voting power of the Company outstanding on the Record Date. Both the Amphion Group and Mr. Morgan disclaim beneficial ownership of any of the shares of the Company's capital stock owned by JHIA.

    Not including the securities held by the Amphion Group, but including those held by Mr. Morgan directly, the directors of the Company own in the aggregate 971,602 shares of Common Stock as of January 30, 1998, or approximately 2.1% of the Common Stock and 1.5% of the total voting power of the Company outstanding (including 288,786 shares subject to options that are currently exercisable, at an exercise price in excess of the current market price). Including the securities held by the Amphion Group, which may be deemed to be indirectly beneficially owned by Mr. Morgan, the directors of the Company own in the aggregate voting securities representing approximately 42.0% of the total voting power of the Company outstanding. See, "PRINCIPAL STOCKHOLDERS."

    The security holdings of the Amphion Group in the Company are largely the result of a restructuring of Wolfensohn Associates L.P., now known as Antiope Ventures L.P. ("Antiope Ventures"). As of August 19, 1997, Antiope Ventures transferred all its assets and liabilities to Amphion Ventures, in exchange for limited partnership interests of Amphion Ventures. Amphion Partners is the sole general partner of Amphion Ventures, and Antiope Partners is the sole general partner of Antiope Ventures. Richard C.E. Morgan, a director and the Chairman and Chief Executive Officer of the Company, is a managing member of both Amphion Partners and Antiope Partners. See, "PRINCIPAL STOCKHOLDERS."

    THE COMPANY HAS BEEN SEPARATELY ADVISED BY EACH OF THE AMPHION GROUP, EACH OF THE DIRECTORS OF THE COMPANY, AND JHIA THAT SUCH STOCKHOLDERS INTEND TO VOTE FOR APPROVAL OF EACH OF THE PROPOSALS. Not including any voting capital shares that such stockholders have the right to acquire within 60 days pursuant to options and warrants (which confer no voting power at the Special Meeting), the Amphion Group, each of the directors and JHIA own, in the aggregate, 40.7% of the total voting power of the Company issued and outstanding on the Record Date.

    Votes cast at the Special Meeting will be counted by the persons appointed by the Company to act as inspectors of election for the Special Meeting. The inspectors of election will treat Common Stock, Non-voting Common Stock, and Voting Preferred Stock represented by a properly executed and returned proxy as present at the Meeting for purpose of determining a quorum. For the purposes of the Special Meeting, a quorum shall consist of the holders of a majority of the voting power of the shares of Common Stock and Voting Preferred Stock, issued and outstanding on the Record Date.

                      ITEM I. REVERSE STOCK SPLIT PROPOSAL

GENERAL

    At the Special Meeting, the stockholders of the Company will consider and vote upon the Reverse Stock Split Proposal. The Reverse Stock Split Proposal provides for the combination and reclassification of the presently issued and outstanding shares (the "pre-split shares") of Common Stock, into a smaller number of shares (the "post-split shares") of identical Common Stock, on the basis of one post-split share of Common Stock for each twenty pre-split shares of Common Stock previously issued and outstanding, and a corresponding combination and reclassification of the presently issued and outstanding shares of each of the Non-voting Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (collectively, the "Reverse Stock Split"). The Common Stock will not be modified or amended in any way by the Reverse Stock Split, other than the combination and reclassification of outstanding shares as described herein and the payment of cash for fractional shares, as described below. Except as may result from the payment of cash for fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as it did immediately prior to the Reverse Stock Split. If approved by the stockholders of the Company as provided herein, the Reverse Stock Split will be effected by an amendment to the Company's Certificate of Incorporation in substantially the form attached to this Proxy Statement as Appendix A (the "Reverse Stock Split Amendment"), and will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of Delaware (the "Effective Time"). The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Amendment, which is hereby incorporated by reference herein.

    At the Effective Time, each share of Common Stock issued and outstanding will automatically be reclassified and converted into one-twentieth of a share of Common Stock, and each share of Non-voting Common Stock and Single Vote Preferred Stock issued and outstanding will automatically be reclassified and converted into one-twentieth of a share of Non-voting Common Stock or one-twentieth of a share of the applicable series of Single Vote Preferred Stock, as the case may be.

    Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split. Stockholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Stock Split will, instead, receive from the Company a cash payment in U.S. dollars equal to such fraction multiplied by twenty times the average closing bid price per share of the Common Stock on The Nasdaq Stock Market, Inc. ("Nasdaq") for the five trading days immediately preceding the Effective Date.

    The Company expects that, if the Reverse Stock Split Proposal is approved by the stockholders at the Special Meeting, the Reverse Stock Split Amendment will be filed immediately. However, notwithstanding approval of the Reverse Stock Split Proposal by the stockholders of the Company, the Board of Directors of the Company may elect not to file, or to delay the filing of, the Reverse Stock Split Amendment, if the Board of Directors determines that filing the Reverse Stock Split Amendment would not be in the best interest of the Company's stockholders at such time. Factors leading to such a determination could include, without limitation, any possible effect on Nasdaq listing or future securities offerings (see "Reasons for the Reverse Stock Split Proposal," below).

REASONS FOR THE REVERSE STOCK SPLIT PROPOSAL

    INTENDED EFFECT ON TRADING PRICE OF COMMON STOCK

    The primary purpose of the Reverse Stock Split is to combine the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split trades at a significantly higher price per share than the Common Stock outstanding before giving effect to the Reverse Stock Split.


    During 1997, the closing bid price for the Common Stock on the SmallCap tier of The Nasdaq Stock Market, Inc. (the "Nasdaq SmallCap Market") ranged from $1.34 to $0.25 per share. The closing bid price for the Common Stock on March 11, 1998, was $0.25 per share. The Company believes that such a low quoted market price per share may discourage potential new investors, increase market price volatility and decrease the liquidity of the Common Stock. Most importantly, the Company's current market price is below the minimum bid price of $1.00 per share required for continued inclusion of the Common Stock on the Nasdaq SmallCap Market, pursuant to new rules that went into effect on February 23, 1998 (the "New Nasdaq Listing Requirements"). The Company believes, but cannot assure, that the reverse stock split will enable the Common Stock to trade above the minimum bid price established by the New Nasdaq Listing Requirements. See "--Other Nasdaq Requirements."


    The Company believes that maintaining the listing of the Common Stock on Nasdaq is very important to the Company and its stockholders. Inclusion in Nasdaq increases liquidity and may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, a Nasdaq listing may enhance the Company's access to capital and increase the Company's flexibility in responding to anticipated capital requirements. The Company believes that prospective investors will view an investment in the Company more favorably if its shares qualify for listing on Nasdaq.

    Additionally, Rule 15c2-6 of the Securities and Exchange Commission (the "Penny Stock Rule") requires broker-dealers to comply with certain supplemental requirements when recommending and selling to certain customers certain low-priced securities that are not listed on any national securities exchange or included for trading on Nasdaq. The Company believes that the market for the Common Stock will be improved by continued listing on the Nasdaq SmallCap Market, thereby providing an exemption from the impact of the Rule.

    The Company also believes that the current per share price level of the Company's Common Stock has reduced the effective marketability of the shares because of the reluctance of many leading brokerage firms to recommend low priced stock to their clients. Certain investors view low-priced stock as unattractive, although certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low priced stock. Some of those policies and practices pertain to the payment of brokers commissions and to time-consuming procedures that function to make the handling of low priced stocks unattractive to brokers from an economic standpoint.

    In addition, since brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commission, markups, or markdowns) which are a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor also may limit the willingness of institutions to purchase the Common Stock at its current low share price.

    For all the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its stockholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences. The Company anticipates that, following the consummation of the Reverse Stock Split, the Common Stock will trade at a price per share that is significantly higher than the current market price of the Common Stock. However, there can be no assurance that, following the Reverse Stock Split, the Common Stock will trade at twenty times the market price of the Common Stock prior to the Reverse Stock Split.

    INCREASE IN AUTHORIZED BUT UNISSUED SHARES

    A secondary purpose of the Reverse Stock Split is to increase the number of authorized but unissued shares of Common Stock. Currently, the Company does not have sufficient number of authorized but unissued shares of Common Stock to effect the conversion, exercise or exchange of all outstanding securities of the Company that by their terms are convertible into, or exercisable or exchangeable for, shares of Common Stock. Accordingly, the Company has agreed with certain holders of such securities that (i) the Company will use its best efforts to increase the number of authorized but unissued shares to permit such reservation in full and (ii) such holders will waive their rights to require such reservation, to the extent of such deficiency, until the earlier of (A) the second business day after approval of the Reverse Stock Split Proposal or (B) June 30, 1998. See "ITEM II. AUTHORIZED SHARES PROPOSAL--General."

    In addition, the lack of sufficient authorized but unissued shares may prevent the Company from, or impede the flexibility of the Company in, responding to other corporate needs or opportunities that may from time to time arise, such as financing transactions, possible future acquisitions, employee benefits and other corporate purposes. See "ITEM II. AUTHORIZED SHARES PROPOSAL--Reasons for the Authorized Shares Proposal." The Board of Directors believes that an increase in the number of authorized but unissued shares of Common Stock is necessary and in the best interests of the Company and its stockholders. The Company currently intends that, if the Reverse Stock Split Proposal is not approved at the Special Meeting, then, at the Company's 1998 annual meeting of stockholders, the Company will propose an amendment to the Company's certificate of incorporation to increase the number of authorized shares of Common Stock.


    The lack of available shares would also prevent the Company from consummating any of the transactions contemplated by the Intellectual Property Transfer Agreement dated as of January 7, 1998 (the "Technology Acquisition Agreement"), between the Company and XL Vision, Inc. ("XLV"). The Technology Acquisition Agreement provides that, beginning on the Initial Funding Date (as hereinafter defined) and extending for a period of six months, the Company will have the option (the "License Option") to acquire a non-exclusive perpetual license to XLV's document reader and digital camera technology and its dithering technology (the "XLV Technology") in exchange for 200,000 shares of Common Stock (as in effect following the Reverse Stock Split). If the Company exercises the License Option, then, for 90 days beginning on the date on which payment of all development funds contemplated by the Technology Acquisition Agreement has been made in full (the "Final Funding Date"), the Company will have the further option, in exchange for an additional 300,000 post-split shares of Common Stock, to acquire an exclusive perpetual license to the XLV Technology (the "Exclusive License Option"). If the Company exercises the Exclusive License Option, then, for 90 days beginning on the earlier of April 1, 1999, and, if funding under the Technology Acquisition Agreement is accelerated, the Final Funding Date, the Company will have the further option to acquire outright ownership of the XLV Technology in exchange for an additional 300,000 post-split shares of Common Stock (the "Assignment Option"). In addition, if the Assignment Option is exercised, up to an additional 200,000 post-split shares of Common Stock may be issued by the Company to XLV against receipt by the Company of certain amounts that may be paid pursuant to the Spot/Mag Agreement (as hereinafter defined), a possible third party license agreement that XLV may enter into with respect to the XLV Technology. The Company paid XLV $500,000 at the execution of the Technology Acquisition Agreement. The Technology Acquisition Agreement also provides for the Company to make additional payments to XLV of up to $4.1 million to fund enhancement and commercialization of the XLV Technology, subject to achievement of development milestones and other conditions. Of that amount, $1.0 million is payable within 30 days after the Company's 1998 annual meeting of stockholders, subject to the Company's receipt of stockholder approval relating to the issuance by the Company of the maximum number of shares of Common Stock issuable under the Technology Acquisition Agreement, and the date such $1.0 million payment is made is referred to herein as the "Initial Funding Date". See "RECENT DEVELOPMENTS--Technology Acquisition Agreement."

    The Technology Acquisition Agreement provides that it is a condition to the future rights and obligations of the Company and XLV thereunder that the Reverse Stock Split Proposal be approved. The Board of Directors believes that it is in the best interests of the Company that such condition be satisfied. However, even if the Reverse Stock Split Proposal is approved at the Special Meeting, the Company will not issue any shares of Common Stock to XLV under the Technology Acquisition Agreement unless the stockholders of the Company shall first have adopted a resolution approving the issuance of such shares. The Company currently intends to seek approval of the issuance of the maximum number of shares of Common Stock issuable under the Technology Acquisition Agreement (1,000,000 post-split shares of Common Stock), at the Company's next annual meeting of stockholders, which is currently expected to be held in late May or June 1998.

EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL

    Subject to stockholder approval, the Reverse Stock Split will be effected by the filing of an amendment to the Company's Certificate of Incorporation, and will be effective immediately upon such filing. Although the Company expects to file the Reverse Stock Split Amendment with the Delaware Secretary of State's office immediately following approval of the Reverse Stock Split Proposal at the Special Meeting, the actual timing of such filing will be determined by the Company's management based upon their evaluation as to when such action will be most advantageous to the Company and its stockholders. The Company reserves the right to forego or postpone filing the Reverse Stock Split Amendment, if such action is determined to be in the best interests of the Company and its stockholders.

    Each stockholder that owns fewer than twenty shares of Common Stock will have his or her fractional share of Common Stock converted into the right to receive cash as set forth below in "Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such stockholder in the Company will thereby be terminated, and such stockholder will have no right to share in the assets or future growth of the Company. Each stockholder that owns twenty or more shares of Common Stock will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a stockholder. Such interest will be represented by one-twentieth as many shares as such stockholder owned before the Reverse Stock Split, subject to the adjustment for fractional shares described herein.

    Effectuation of the Reverse Stock Split as of September 30, 1997 would not have had an effect on the Company's $8.4 million consolidated net loss for the nine month period then ended. However, net loss per share of $.20 would have been proportionately increased to approximately $4.00. No adjustment has been made for the reduction in the number of shares of Common Stock resulting from the payment of cash for fractional shares.

    Adoption of the reverse stock split will reduce the presently issued and outstanding shares of Common Stock, Non-voting Common Stock, and Single Vote Preferred Stock as indicated in the following table. The Single Vote Preferred Stock has been included in the Reverse Stock Split Proposal because by its terms it converts on a one-for-one basis into shares of Common Stock. The Series F Preferred Stock (to the extent any remains outstanding) and Series G Preferred Stock have not been included in the Reverse Stock Split Proposal because their respective conversion rates into Common Stock automatically adjust to reflect the effects of the Reverse Stock Split. The post-split outstanding amounts have been calculated without regard for the payment of cash for fractional shares, and accordingly are approximate.

                                                                                      PRE-SPLIT       POST-SPLIT
STOCK CLASS                                                                         OUTSTANDING(1)  OUTSTANDING(1)
----------------------------------------------------------------------------------  --------------  --------------
Common Stock......................................................................     47,234,154       2,361,708
Non-voting Common Stock...........................................................      2,249,842         112,494
Series A Convertible Preferred Stock..............................................      1,153,846          57,692
Series B Convertible Preferred Stock..............................................      1,056,338          52,817
Series C Convertible Preferred Stock..............................................        708,530          35,427
Total Common Stock, Non-voting Common Stock and
  Single Vote Preferred Stock.....................................................     52,402,710       2,620,136

------------------------

    (1) Based on the number of shares of each such series issued and outstanding as of January 30, 1998.

    EXCEPT FOR THE RECEIPT OF CASH IN LIEU OF FRACTIONAL INTERESTS, THE REVERSE STOCK SPLIT WILL NOT AFFECT ANY STOCKHOLDER'S PROPORTIONATE EQUITY INTEREST IN THE COMPANY.

    As of January 2, 1998, the Company had approximately 1,500 record holders of Common Stock and believes, based on information received from the transfer agent and those brokerage firms that hold the Company's securities in custodial or "street" name, that such shares were beneficially owned by an aggregate of approximately 10,070 beneficial owners. All the issued and outstanding shares of the Non-voting Common Stock are held beneficially and of record by J.P. Morgan Investment Corporation ("JPMIC"). As indicated above, all the issued and outstanding shares of the Series A Preferred Stock and Series B Preferred Stock are owned beneficially and of record by Amphion Ventures; all the issued and outstanding shares of the Series C Preferred Stock are in the aggregate owned beneficially and of record by Amphion Ventures and JHIA; and all the issued and outstanding shares of the Series G Preferred Stock are in the aggregate owned beneficially and of record by Amphion Ventures, Antiope Partners and one other unrelated stockholder. Based on estimated stockholdings as of January 2, 1998, the Company estimates that, after the reverse stock split, the Company will continue to have approximately the same number of stockholders.

    The Company currently is authorized under its Certificate of Incorporation to issue 56,750,000 shares of the Common Stock. As of January 30, 1998, an aggregate of 47,234,154 shares of the Common Stock were issued and outstanding. The Reverse Stock Split will reduce the number of issued and outstanding shares of the Common Stock to approximately 2,361,708; however, the number of authorized shares will remain at 56,750,000. Following the Reverse Stock Split, the Company would have a very large number of authorized but unissued shares of Common Stock. Accordingly, if the Reverse Stock Split Proposal is adopted, the Company will propose the Authorized Shares Proposal, which provides for the decrease in the number of authorized shares of Common Stock from 56,750,000 to 6,250,000.

    The par value of the Common Stock will remain at $.01 per share following the Reverse Stock Split, and the number of shares of the Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company's retained deficit, and stockholders' equity will remain substantially unchanged.

    If the Reverse Stock Split is effected, the per share information and the average number of shares outstanding as presented in previously issued consolidated financial statements and other publicly available information of the Company would be restated following the Effective Date to reflect the Reverse Stock Split.

    The Common Stock, but neither the Non-voting Common Stock nor any series of Voting Preferred Stock, is currently listed on the Nasdaq SmallCap Market, under the trading symbol LASX. In connection with the Reverse Stock Split Proposal and the Name Change Proposal described below, the Company intends to request a new symbol, "AXSI" to represent the Common Stock following effectiveness of such Proposals, if available. See, "ITEM III. NAME CHANGE PROPOSAL."

IMPACT ON OPTIONS, WARRANTS, AND CONVERTIBLE SECURITIES

    If the Reverse Stock Split is effected, the number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock, including without limitation the Series F Preferred Stock (to the extent any remain outstanding) and the Series G Preferred Stock (collectively, "Convertible Securities"), and the per share exercise or conversion prices thereunder, will be adjusted appropriately pursuant to the terms of such Convertible Securities, effective as of the Effective Date, so that the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Date will be one-twentieth of the number issuable in respect thereof immediately prior to the Effective Date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

    The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of stockholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. If the number of shares of Common Stock to which a holder is entitled as a result of the Reverse Stock Split would otherwise include a fraction, the Company will pay to the stockholder, in lieu of issuing fractional shares of the Company, cash in an amount equal to the same fraction multiplied by twenty times the average closing price of the Common Stock on the Nasdaq SmallCap Market for the five days immediately preceding the Effective Date. A change in the closing price of the Common Stock will affect the amount received by stockholders in lieu of fractional shares.

    As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of Common Stock prior to the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common Stock that he holds as a result of the Reverse Stock Split and any cash payable in lieu of a fractional share. STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

    After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "old certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the old certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion describes the material federal income tax consequences of the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, judicial decisions, and administrative rulings and practices, all in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time.

Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All stockholders should consult with their own tax advisors.

    This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws. This discussion deals only with shares of Common Stock held as "capital assets" within the meaning of
Section 1221 of the Code.

    STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

    The Company should not recognize any gain or loss as a result of the Reverse Stock Split. No gain or loss should be recognized by a stockholder who receives only Common Stock upon the Reverse Stock Split. A stockholder who receives cash in lieu of a fractional share of Common Stock generally should recognize capital gain or loss on an amount equal to the difference between the cash received and his basis in such fractional share of Common Stock. For this purpose, a stockholder's basis in such fractional share of Common Stock will be determined as if the stockholder actually received such fractional share. Except as provided with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a stockholder following the Reverse Stock Split will equal the stockholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split. The holding period of the shares of Common Stock held by a stockholder following the Reverse Stock Split will include the holding period of the shares of Common Stock held immediately prior to the Reverse Stock Split. Stockholders should consult their tax advisors to determine the basis and holding period of any particular shares of Common Stock held following the Reverse Stock Split.

OTHER NASDAQ REQUIREMENTS

    In addition to the minimum bid price per share requirement described above, the Common Stock's continued listing on the Nasdaq SmallCap Market is subject to the maintenance of other quantitative and non-quantitative requirements, as set forth in the New Nasdaq Listing Requirements. In particular, the New Nasdaq Listing Requirements require that a company currently included in Nasdaq meet each of the following standards to maintain its continued listing: (i) either
(A) net tangible assets (defined as total assets, minus goodwill, minus total liabilities) of $2 million, (B) total market capitalization of $35 million, or
(C) net income (in the latest fiscal year or in two of the last three fiscal years) of $500,000; and (ii) public float of at least 500,000 shares, with a market value of at least $1 million; and (iii) minimum bid price of $1; and (iv) at least two market makers; and (v) at least 300 round lot beneficial shareholders; and (vi) compliance with certain corporate governance requirements. Although the Company believes that it will meet such requirements on the first full trading day after the Company gives Nasdaq written notice that the Reverse Stock Split has become effective, there can be no assurances that such will be the case, or that continued losses or other factors beyond the control of the Company will not cause the Company to fail to meet such requirements.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
                         REVERSE STOCK SPLIT PROPOSAL.

                      ITEM II. AUTHORIZED SHARES PROPOSAL
GENERAL

    At the Special Meeting, assuming approval of the Reverse Stock Split Proposal, the stockholders of the Company will consider and vote upon the Authorized Shares Proposal. The Authorized Shares Proposal provides for the amendment of the Certificate of Incorporation of the Company to reduce the number of authorized shares of the Company's Common Stock from 56,750,000 to 6,250,000. The Authorized Shares Proposal will not be presented to the stockholders for consideration at the Special Meeting unless the Reverse Stock Split Proposal is approved. It is important to note that although the Authorized Shares Proposal will result in a numeric decrease in the number of shares of Common Stock authorized, the combination of the Reverse Stock Proposal and the Authorized Shares Proposal will result in an increase in the number of authorized but unissued shares as a percentage of shares authorized. The following table shows the changes in the numbers of shares of Common Stock authorized; issued and outstanding; authorized but unissued; reserved; and authorized but neither issued nor reserved; and the change in the number of authorized but unissued shares (and authorized but unissued and unreserved shares) as a percentage of authorized shares, as a result of the Authorized Shares Proposal and the Reverse Stock Split Proposal:

                                                                                                   AFTER GIVING
                                                                             PRIOR TO GIVING         EFFECT TO
COMMON STOCK                                                               EFFECT TO PROPOSALS       PROPOSALS
-------------------------------------------------------------------------  --------------------  -----------------
Total Authorized.........................................................        56,750,000           6,250,000
Issued and Outstanding(1)................................................        47,234,154           2,361,708
Authorized but Unissued..................................................         9,515,846           3,888,292
Percentage Authorized but Unissued.......................................             16.8%               62.2%
Reserved(2)(3)...........................................................         9,515,846           1,538,831
Authorized but Unissued and Unreserved(2)................................                 0           2,349,461
Percentage Authorized but Unissued and Unreserved(2).....................                0%               37.6%

------------------------

(1) Based on shares outstanding at January 30, 1998. Post-Reverse Stock Split outstanding amounts have been calculated without regard for the payment of cash for fractional shares, and accordingly are approximate.

(2) Prior to giving effect to the Reverse Stock Split Proposal, the Company does not have a sufficient number of authorized but unissued shares of Common Stock to reserve the full number of such shares required to be issued upon the conversion, exercise or exchange of all outstanding securities of the Company that by their terms are convertible into, or exercisable or exchangeable for, shares of Common Stock. Accordingly, the Company has agreed with certain holders of such securities that (i) the Company will use its best efforts to increase the number of authorized but unissued shares to permit such reservation in full and (ii) such holders will waive their rights to require such reservation, to the extent of such deficiency, until the earlier of (A) the second business day after approval of the Reverse Stock Split Proposal or (B) June 30, 1998. The Company currently intends that, if the Reverse Stock Split Proposal is not approved at the Special Meeting, then, at the Company's 1998 annual meeting of stockholders, the Company will propose an amendment to the Company's certificate of incorporation to increase the number of authorized shares of Common Stock in an amount at least sufficient to reserve the full number of shares of Common Stock issuable upon the conversion, exercise or exchange of such securities.


(3) The Company has not currently reserved any shares for issuance in connection with the Technology Acquisition Agreement and will not reserve any shares of Common Stock for such purpose prior to obtaining stockholder approval. The Company currently intends to seek approval of the issuance of the maximum number of shares of Common Stock issuable under the Technology Acquisition Agreement (1,000,000 post-split shares of Common Stock), at the Company's next annual meeting of stockholders, which is currently expected to be held in late May or June 1998. It is expected that if such approval is obtained, the Company will reserve such maximum number of shares for issuance in connection with such agreement, in which case the Company would have 1,349,461 shares of Common Stock (21.6%) authorized but unissued and unreserved. See, "RECENT DEVELOPMENTS--Technology Acquisition Agreement."


    Subject to stockholder approval, the Authorized Shares Proposal will be effected by the filing of an amendment to the Certificate of Incorporation of the Company, substantially in the form of Appendix B. The change in the number of authorized shares of Common Stock as provided for in the Authorized

Shares Proposal will be effective immediately upon the filing of such Certificate of Amendment with the office of the Delaware Secretary of State.

REASONS FOR THE AUTHORIZED SHARES PROPOSAL

    The purpose of the Authorized Shares Proposal is to decrease the number of authorized shares of Common Stock following effectiveness of the Reverse Stock Split, so that the number of authorized but unissued shares of Common Stock following the Reverse Stock Split bears a more appropriate relation to the total number of shares of Common Stock then authorized. As the Reverse Stock Split Proposal will reduce the number of issued and outstanding shares of Common Stock by 95%, but will not affect the number of shares of Common Stock authorized, the Reverse Stock Split will greatly increase the percentage that the number of authorized shares of Common Stock bears to the number of shares of Common Stock issued and outstanding. The Authorized Shares Proposal will reduce the number of shares of Common Stock authorized, but will not reduce the number of such authorized shares to the same degree that the Reverse Stock Split will reduce the number of shares of Common Stock outstanding. Accordingly, the number of authorized but unissued shares, as a percentage of the number of shares authorized, will be increased by the combination of the Authorized Shares Proposal and the Reverse Stock Split Proposal. The Authorized Shares Proposal will not be presented to the stockholders of the Company at the Special Meeting unless the Reverse Stock Split Proposal has been approved.

    The following table shows the number of shares of Common Stock authorized, issued and outstanding, reserved for issuance, and available for future purposes, after giving effect to the Authorized Shares Proposal and the Reverse Stock Split:

                                                                                            NUMBER OF SHARES
                                                                                          ASSUMING APPROVAL OF
                                                                                                 REVERSE
                                                                                        STOCK SPLIT PROPOSAL AND
                                                                                       AUTHORIZED SHARES PROPOSAL
                                                                                       ---------------------------
Authorized...........................................................................            6,250,000
Issued and Outstanding(1)............................................................            2,361,708
Reserved for Issuance upon the Conversion of
  Outstanding Convertible Preferred Stock(2).........................................              935,676
Reserved for Issuance upon the Exercise of
  Outstanding Common Stock Warrants and Convertible Notes(3).........................              459,883
Reserved for Issuance pursuant to Outstanding Stock
  Options(4).........................................................................               30,778

Available for Issuance pursuant to the Technology
  Acquisition Agreement(5)
        License Option..........................................    200,000
        Exclusive License Option................................    300,000
        Assignment Option.......................................    300,000
        Spot/Mag Assignment Option..............................    200,000
                                                                  ---------
                Total...........................................                     1,000,000
Available for Other Corporate Purposes..........................                     1,461,955

------------------------

(1) Based on the number of shares of Common Stock issued and outstanding on January 30, 1998.

(2) Based on Single Vote Preferred Stock and Series G Preferred Stock outstanding on January 30, 1998.


(3) Includes shares issuable upon the conversion of an outstanding fixed price convertible promissory note, and the exercise of all outstanding common stock warrants as of January 30, 1998, whether or not then exercisable and whether or not the exercise price thereof is greater or less than the current market price per share of Common Stock.



(4) Includes shares issuable upon exercise of all outstanding options as of January 30, 1998, whether or not then exercisable and whether or not the exercise price thereof is greater or less than the current market price per share of Common Stock.


(5) See "RECENT DEVELOPMENTS--Technology Acquisition Agreement," below.

    Authorized shares of Common Stock in excess of the number of shares of Common Stock issued and outstanding, reserved for issuance upon the conversion, exercise or exchange of outstanding Convertible

Securities or otherwise reserved for issuance may be used for any proper corporate purposes that may in the future from time to time be identified by the Board of Directors, such as financing transactions, possible future acquisitions, employee benefits, and other corporate purposes. The Board of Directors believes that the availability of such additional shares gives the Company the flexibility necessary to take advantage of opportunities that may arise, without the delay and expense of a stockholders' meeting.

    The Company currently intends to seek additional financing through the possible public or private sale of its securities. The availability of authorized but unissued shares of Common Stock would permit the Company to issue Common Stock or Convertible Securities in connection with any such financing, if the Board of Directors determines that such issuance is in the best interests of the Company and its stockholders. The Company has not determined how many of its authorized but unissued shares it intends to issue for any of the above purposes, if any, or when, if ever, it intends to issue such shares. The Board of Directors does not intend to solicit stockholder authorization for the issuance of any additional shares of Common Stock, unless required by applicable law or the requirements of Nasdaq.


    The Technology Acquisition Agreement provides for the issuance by the Company of (i) 200,000 post-split shares of Common Stock upon exercise of the License Option; (ii) 300,000 post-split shares of Common Stock upon exercise of the Exclusive License Option; (iii) 300,000 post-split shares of Common Stock upon exercise of the Assignment Option; and (iv) if the Assignment Option is exercised, up to 200,000 additional post-split shares of Common Stock against receipt by the Company of amounts paid pursuant to the Spot/Mag Agreement. See "RECENT DEVELOPMENTS--Technology Acquisition Agreement." The Company will not issue any shares of Common Stock to XLV under the Technology Acquisition Agreement unless the stockholders of the Company shall first have adopted a resolution approving the issuance of such shares. The Company currently intends to seek approval of the issuance of the maximum number of shares of Common Stock issuable under the Technology Acquisition Agreement (1,000,000 post-split shares of Common Stock), at the Company's next annual meeting of stockholders, which is currently expected to be held in late May or June 1998.


CERTAIN POSSIBLE EFFECTS OF AUTHORIZED BUT UNISSUED SHARES

    The Company's existing stockholders do not have any preemptive rights under the Certificate of Incorporation of the Company or otherwise to purchase any shares of Common Stock that may from time to time be issued by the Company. It is possible that shares of Common Stock may be issued at a time and under circumstances that may dilute the voting power of existing stockholders, increase or decrease earnings per share and/or increase or decrease the book value per share of the shares then outstanding. The Authorized Shares Proposal would significantly reduce the number of shares of Common Stock authorized following effectiveness of the Reverse Stock Split, but the combination of the Reverse Stock Split and the Authorized Shares Proposal would nevertheless result in an increase in the number of authorized but unissued shares of Common Stock, as a percentage of the total number of shares of Common Stock authorized.

    The ability of the Board of Directors to issue additional shares of Common Stock without further stockholder approval could have the effect of discouraging any possible unsolicited efforts to acquire control of the Company. However, neither the Authorized Shares Proposal nor the Reverse Stock Split Proposal is intended as an anti-takeover device, and no specific anti-takeover measures are currently being contemplated by the Board of Directors. Management is not aware of any third party that may currently intend to accumulate the Company's Common Stock or to obtain control of the Company.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                        THE AUTHORIZED SHARES PROPOSAL.

                         ITEM III. NAME CHANGE PROPOSAL

    At the Special Meeting, the stockholders of the Company will also consider and vote upon the Name Change Proposal. The Name Change Proposal provides for the Company to change its corporate name from "Lasertechnics, Inc." to "AXCESS Inc." If approved by the stockholders, such change in corporate name will be effected by an amendment to the Company's Certificate of Incorporation in the form of Appendix C to this Proxy Statement, and will become effective upon the filing of such amendment with the Secretary of State of Delaware. The Company will also seek to change its Nasdaq trading symbol from "LASX" to "AXSI", subject to availability, effective upon the approval of the Name Change Proposal.

    The purpose of the Name Change Proposal is to change the corporate name of the Company to better reflect the current primary business focus of the Company and its subsidiary Sandia Imaging Systems Corporation ("Sandia"). Sandia is currently principally engaged in the businesses of (a) distributing and reselling card printers and printer consumables, (b) service bureau production of wallet-sized ID cards for business customers, and (c) designing and marketing corporate access control systems based on card-mounted biometric and other verification.

    The name Lasertechnics is primarily associated with the Company's other subsidiary, Lasertechnics Marking Corporation ("Lasertechnics Marking"), which designs and manufactures laser marking systems for coding products and packages to facilitate inventory control, liability containment and/or freshness dating. Lasertechnics Marking will continue to use and promote the Lasertechnics name as part of its corporate name and identity.

    For the twelve month period ended December 31, 1997, sixty-one percent (61%) of the Company's consolidated revenues was derived from Lasertechnics Marking and thirty-nine percent (39%) of the Company's consolidated revenues was derived from Sandia.

    The Company anticipates that the cost of implementing and publicizing its change of name will not be significant.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  A VOTE IN FAVOR OF THE NAME CHANGE PROPOSAL.

                          DESCRIPTION OF CAPITAL STOCK

AUTHORIZED SHARES


    The authorized capital stock of the Company consists of (a) 56,750,000 shares of Common Stock, (b) 2,250,000 shares of Non-voting Common Stock, and (c) 7,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), issuable in series. To date, seven series of Preferred Stock have been authorized, of which five are currently outstanding: (i) a series of 1,500,000 shares of Preferred Stock designated the Series A Convertible Preferred Stock;
(ii) a series of 1,500,000 shares of Preferred Stock designated the Series B Convertible Preferred Stock; (iii) a series of 1,500,000 shares of Preferred Stock designated the Series C Convertible Preferred Stock; (iv) a series of 850 shares of Preferred Stock designated the Series D Convertible Preferred Stock;
(v) a series of 50 shares of Preferred Stock designated the Series E Convertible Preferred Stock; (vi) a series of 900 shares of Preferred Stock designated the Series F Convertible Preferred Stock; and (vi) a series of 2,500 shares of Preferred Stock designated the Series G Convertible Preferred Stock. See, "--Preferred Stock," below.


    As of January 30, 1998, a total of 47,234,154 shares of Common Stock and 2,249,842 shares of Non-voting Common Stock were issued and outstanding. As of January 30, 1998, a total of 2,919,511.24 shares of Preferred Stock were issued and outstanding as follows: (i) 1,153,846 shares of Series A Preferred Stock;
(ii) 1,056,338 shares of Series B Preferred Stock; (iii) 708,530 shares of Series C Preferred Stock; (iv) 7.5 shares of Series F Preferred Stock, all of which are subject to a lock-up agreement, pending an agreed future redemption; and (v) 789.74 shares of Series G Preferred Stock. No shares of Series D Preferred Stock or Series E Preferred Stock are issued or outstanding. All outstanding shares of the Company's Common Stock, Non-voting Common Stock and Preferred Stock are fully paid and nonassessable. None of the shares of Common Stock, Nonvoting Common Stock or Preferred Stock has preemptive rights.

COMMON STOCK AND NON-VOTING COMMON STOCK

    Each share of Common Stock entitles its holder to one vote on all matters submitted to a vote of stockholders. Holders of Non-voting Common Stock do not have voting rights, except as otherwise provided in the Company's Certificate of Incorporation, or as required by applicable law. Holders of Non-voting Common Stock are entitled to vote as a separate class on any amendment to the Certificate of Incorporation that adversely affects the powers, preferences or special rights of holders of Non-voting Common Stock, and vote together with the holders of the Common Stock, as a single class, with respect to any proposal to increase or decrease the number of authorized shares of Common Stock or Non-voting Common Stock, and on certain other specified matters. Holders of Non-voting Common Stock are entitled to one vote per share for matters on which such holders are entitled to vote. The Common Stock and Non-voting Common Stock are otherwise identical in all respects.


    Regulated Stockholders are entitled to convert shares of Common Stock into shares of Non-voting Common Stock. The term "Regulated Stockholder" means (a) the stockholder ("the SBIC Stockholder") that purchased shares of Common Stock pursuant to a Common Stock and Convertible Note Purchase Agreement dated July 8, 1994 (the "Purchase Agreement"), between such stockholder and the Company, (b) any stockholder that is subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 225) or any successor to such regulation ("Regulation Y"), and that holds shares of Common Stock or Non-voting Common Stock originally issued pursuant to the Purchase Agreement or upon conversion of the Convertible Note issued thereunder, or shares issued upon conversion(s) of such shares, so long as such stockholder shall hold any such shares of Common Stock or Non-voting Common Stock or shares issued upon conversions(s) of such shares, (c) any Affiliate (as defined below) of any such Regulated Stockholder specified in clause (a) or (b) above that is a transferee of any shares of Common Stock or Non-voting Common Stock of the Corporation, so long as such Affiliate shall hold any such shares of Common Stock or Non-voting Common Stock or shares issued upon conversion(s) of such shares and (d) any individual, partnership, joint venture, corporation, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof (a "Person") (i) to which any such Regulated Stockholder specified in clause (a) or (b) above or any of its Affiliates has transferred such shares, so long as such transferee shall hold, and only with respect to, any shares transferred by such Regulated Stockholder or Affiliate or any shares issued upon conversion(s) of such shares, and (ii) which transferee is, or any Affiliate of which is, subject to the provisions of Regulation Y. The term "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of this definition, the term "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person; whether through the ownership of voting securities or by contract or otherwise.


    Subject to the following conditions, all stockholders are entitled to convert shares of Non-voting Common Stock into shares of Common Stock. No holder of any shares of Non-voting Common Stock shall be entitled to convert any such shares into shares of Common Stock, to the extent that, as a result of such conversion, such holder and its Affiliates, directly or indirectly, would own, control or have the power to vote a greater number of shares of Common Stock or other securities of any kind issued by the Corporation than such holder and its Affiliates shall be permitted to own, control or have the power to vote under any law, regulation, rule or other requirement of any governmental authority at the time applicable to such holder or its Affiliates. The Corporation shall not be required to record the conversion of, and no holder of shares shall be entitled to convert, shares of Non-voting Common Stock into shares of Common Stock unless such conversion is permitted under applicable law; provided however, that the Corporation shall be entitled to rely without independent verification upon the representation of any holder that the conversion of shares by such holder is permitted under applicable law, and in no event shall the Corporation be liable to any such holder or any third party arising from such conversion whether or not permitted by applicable law. At any time at which any shares of Common Stock or Non-voting Common Stock are held by a Regulated Stockholder which is subject to the provisions of Regulation Y, the Corporation will not directly or indirectly redeem, purchase, acquire or take any other action affecting outstanding shares of Common Stock or Non-voting Common Stock if such action would increase above 4.9% the percentage of any class of voting securities of the Corporation, or increase above 24.9% the percentage of outstanding Common Stock or Non-voting Common Stock, owned, held or controlled by any Regulated Stockholder and its Affiliates (other than a stockholder which waives in writing its rights under the Certificate of Incorporation.

    Upon conversion of shares of the Common Stock or Non-voting Common Stock, the shares of Common Stock or Non-voting Common Stock so converted will not be eligible for reissuance except for reissuance in connection with the conversion of shares of Common Stock held by Regulated Stockholders into shares of Non-voting Stock or the conversion of shares of Non-voting Common Stock into shares of Common Stock. Subject to certain conditions, the Company may not convert or directly or indirectly redeem, purchase or otherwise acquire any shares of Common Stock or take any other action affecting the voting rights of such shares, if such action would increase the percentage of outstanding voting securities owned or controlled by any Regulated Stockholder.

    The holders of Common Stock and Non-voting Common Stock are entitled to receive ratably such dividends, if any, as are declared by the Company's Board of Directors out of funds legally available for that purpose, subject to the rights of holders of Preferred Stock. In the event of the Company's liquidation, dissolution or winding up, the holders of Common Stock and Non-voting Common Stock would be entitled to share ratably in all assets of the Company available for distribution to holders of the Common Stock and Non-voting Common Stock, subject to the preferential rights of holders, if any, of shares of Preferred Stock. See "--Preferred Stock" below.

    The Company's Certificate of Incorporation provides that if the Company in any manner subdivides (by stock split, stock dividend or otherwise) or combines (by reverse stock split or otherwise) the outstanding shares of the Common Stock or the Non-voting Common Stock, the outstanding shares of the other such class shall be proportionately subdivided or combined, as the case may be. For purposes of the foregoing, if a dividend of shares of Common Stock were paid on the outstanding shares of Common Stock, a corresponding dividend of shares of Non-voting Common Stock would be required to be paid on the shares of Non-voting Common Stock.

PREFERRED STOCK

    The Certificate of Incorporation authorizes the Company's Board of Directors to issue shares of Preferred Stock in one or more series and to fix and state the designations, powers, preferences, qualifications, limitations, restrictions and relative rights of the shares of each such series. The Board of Directors may determine, without any vote or action by the holders of either Common Stock or Non-voting Common Stock, among other things, the payment and rates of dividends, if any, whether dividends are to be cumulative or noncumulative, whether the Preferred Stock is to be subject to redemption and, if so, the manner of redemption and the redemption price, the preference of any series of Preferred Stock over any other series of Preferred Stock or Common Stock or Non-voting Common Stock on liquidation, dissolution, distribution of assets or winding up of the Company, any sinking fund or other retirement provisions for the Preferred Stock and any conversion or exchange rights or other privilege of the holders to acquire shares of any other series of Preferred Stock or Common Stock or Non-voting Common Stock. The Board of Directors may also determine the number of shares in each series of Preferred Stock, the voting rights of each such series (subject to any requirements of applicable law) and any stated value applicable to the shares of any series of Preferred Stock.

    SERIES A PREFERRED STOCK. The Board of Directors has designated a maximum of 1,500,000 shares of the Preferred Stock as Series A Preferred Stock, $1.30 stated value per share. Each share of Series A Preferred Stock is convertible at any time, at the option of the holder, into one share of Common Stock, subject to anti-dilution adjustments. All shares of Series A Preferred Stock are entitled to vote on matters brought before the Company's stockholders as if such shares of Series A Preferred Stock had been converted into shares of Common Stock, in addition to any class voting rights provided by law.

    Subject to the prior preferences and other rights of any class or series of the Company's capital stock ranking prior to the Series A Preferred Stock, the holders of shares of Series A Preferred Stock are entitled to receive and, subject to any prohibition or restriction contained in any instrument evidencing indebtedness of the Company, the Company will be obligated to pay, preferential cumulative cash dividends on such shares out of funds legally available therefor. Dividends are payable quarterly and accrue cumulatively, whether or not such dividends are declared or funds are legally or contractually available for payment of dividends, at a rate per annum as follows: (i) 5% from January 1, 1996 to March 31, 1996; (ii) 7 1/2% from April 1, 1996 through June 30, 1996;
and (iii) 10% from July 1, 1996 and thereafter. Dividends are payable in cash or in additional shares of Series A Preferred Stock, but since July 1, 1996, only the holders of the Series A Preferred Stock, rather than the Company, may make such election. Any dividends paid in kind on the Series A Preferred Stock are to be valued on the basis of the stated value of the Series A Preferred Stock.

    Upon dissolution, liquidation or winding up of the Company, holders of the Series A Preferred Stock will be entitled, after payment of preferential amounts on any securities ranking senior to the Series A Preferred Stock, to receive from the assets of the Company available for distribution to stockholders an amount in cash, per share, equal to the stated value of such share and all accrued dividends attributable to such share at the time of such dissolution, liquidation or winding up of the Company. The Series A Preferred Stock ranks senior to the Common Stock and Non-voting Common Stock as to any such distributions and PARI PASSU with the Series B Preferred Stock, the Series C Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.

    The Series A Preferred Stock is subject to optional redemption at any time by the Company, in whole or in part, at a redemption price per share equal to the stated value of the shares of Series A Preferred Stock so redeemed and all accrued unpaid dividends thereon. The Company's optional right of redemption is subject to each Series A Preferred stockholder's right to convert such Series A Preferred Stock into Common Stock within the 10 business days immediately following the Company's notice of such redemption.

    SERIES B PREFERRED STOCK. The Board of Directors has designated a maximum of 1,500,000 shares of the Preferred Stock as Series B Preferred Stock, $1.30 stated value per share. Each share of Series B Preferred Stock is convertible at any time, at the option of the holder, into one share of Common Stock, subject to anti-dilution adjustments. All shares of Series B Preferred Stock are entitled to vote on matters brought before the Company's stockholders as if such shares of Series B Preferred Stock had been converted into shares of Common Stock, in addition to any class voting rights provided by law.

    Subject to the prior preferences and other rights of any class or series of the Company's capital stock ranking prior to the Series B Preferred Stock, the holders of shares of Series B Preferred Stock are entitled to receive and, subject to any prohibition or restriction contained in any instrument evidencing indebtedness of the Company, the Company will be obligated to pay, preferential cumulative cash dividends on such shares out of funds legally available therefor. Dividends are payable quarterly and accrue cumulatively, whether or not such dividends are declared or funds are legally or contractually available for payment of dividends, at a variable rate per annum as follows: (i) 5% from January 1, 1996 to March 31, 1996; (ii) 7 1/2% from April 1, 1996 through June 30, 1996; and (iii) 10% from July 1, 1996 and thereafter. Dividends are payable in cash or in additional shares of Series B Preferred Stock, but since July 1, 1996, only holders of Series B Preferred Stock, rather than the Company, may make such election. Any dividends paid in kind on the Series B Preferred Stock are to be valued on the basis of the stated value of the Series B Preferred Stock.

    Upon dissolution, liquidation or winding up of the Company, holders of the Series B Preferred Stock will be entitled, after payment of preferential amounts on any securities ranking senior to the Series B Preferred Stock, to receive from the assets of the Company available for distribution to stockholders an amount in cash, per share, equal to the stated value of such share and all accrued dividends attributable to such share at the time of such dissolution, liquidation or winding up of the Company. The Series B Preferred Stock ranks senior to the Common Stock and Non-voting Common Stock as to any such distributions and PARI PASSU with the Series A Preferred Stock, the Series C Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.

    The Series B Preferred Stock is subject to optional redemption at any time by the Company, in whole or in part, at a redemption price per share equal to the stated value of the shares of Series B Preferred Stock so redeemed and all accrued dividends thereon. The Company's optional right of redemption is subject to each Series B Preferred stockholder's right to convert such Series B Preferred Stock into Common Stock within the 10 business days immediately following the Company's notice of such redemption.

    SERIES C PREFERRED STOCK. The Board of Directors has designated a maximum of 1,500,000 shares of the Preferred Stock as Series C Preferred Stock, $1.51 stated value per share. Each share of Series C Preferred Stock is convertible at any time, at the option of the holder, into one share of Common Stock, subject to anti-dilution adjustments. All shares of Series C Preferred Stock are entitled to vote on matters brought before the Company's stockholders as if such shares of Series C Preferred Stock had been converted into shares of Common Stock, in addition to any class voting rights provided by law.

    Subject to the prior preferences and other rights of any class or series of the Company's capital stock ranking prior to the Series C Preferred Stock, the holders of shares of Series C Preferred Stock are entitled to receive and, subject to any prohibition or restriction contained in any instrument evidencing indebtedness of the Company, the Company will be obligated to pay, preferential cumulative cash dividends on such shares out of funds legally available therefor. Dividends are payable quarterly and accrue cumulatively, whether or not such dividends are declared or funds are legally or contractually available for payment of dividends, at a rate of 10% per annum commencing January 1, 1996. Dividends are payable in cash or in additional shares of Series C Preferred Stock, but since October 1, 1996, only holders of Series C Preferred Stock, rather than the Company, may make such election. Any dividends paid in kind on the Series C Preferred Stock are to be valued on the basis of the stated value of the Series C Preferred Stock.

    Upon dissolution, liquidation or winding up of the Company, holders of the Series C Preferred Stock will be entitled, after payment of preferential amounts on any securities ranking senior to the Series C Preferred Stock, to receive from the assets of the Company available for distribution to stockholders an amount in cash, per share, equal to the stated value of such share and all accrued dividends attributable to such share at the time of such dissolution, liquidation or winding up of the Company. The Series C Preferred Stock ranks senior to the Common Stock and Non-voting Common Stock as to any such distributions and PARI PASSU with the Series A Preferred Stock, the Series B Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.

    The Series C Preferred Stock is subject to optional redemption at any time by the Company, in whole or in part, at a redemption price per share equal to the stated value of the shares of Series C Preferred Stock so redeemed and all accrued dividends thereon. The Company's optional right of redemption is subject to each Series C Preferred stockholder's right to convert such Series C Preferred Stock into Common Stock within the 10 business days immediately following the Company's notice of such redemption.

    SERIES F PREFERRED STOCK. The Board of Directors has designated a maximum of 900 shares of the Preferred Stock as Series F Preferred Stock. An aggregate of 283 shares of Series F Preferred Stock were originally issued, of which 50 shares were converted or redeemed prior to December 1997 and the remainder converted, redeemed or restructured pursuant to the December 1997 Restructuring (other than 7.5 shares which remain outstanding but are subject to a lock-up agreement pending consummation of an agreed future redemption). See "RECENT DEVELOPMENTS--Restructuring of Variable Price Convertible Securities." Shares of Series F Preferred Stock heretofore converted or redeemed have been cancelled and have reverted to the status of authorized but unissued shares of Preferred Stock of no particular designation. Each share of Series F Preferred Stock is convertible at the option of the holder (subject to the conditions described in the next paragraph) into Common Stock at the Preferred Conversion Rate, subject to anti-dilution provisions. All shares of Series F Preferred Stock outstanding on July 30, 1999 are subject to automatic conversion at the Preferred Conversion Rate then in effect. Upon the election of a holder of shares of Series F Preferred Stock to convert such shares into Common Stock, the Company, subject to certain conditions, shall have the right to redeem, rather than convert, such shares. If the Company exercises its right to redeem shares of Series F Preferred Stock as described in the preceding sentence, but fails to pay timely the holders thereof the redemption price therefor, the Company will be required to issue shares of Common Stock to such holders.

    During the period from and including July 14, 1997, to and including February 13, 1998 (the "Standstill Period"), no holder of Series F Preferred Stock was entitled to convert any shares of Series F Preferred Stock held by such holder, except to the extent that the aggregate number of shares of Series F Preferred Stock converted by such holder (or redeemed by the Company in lieu of conversion) during the Standstill Period did not, during the periods indicated below, exceed the applicable aggregate percentages set forth below of the number of shares of Series F Preferred Stock held by such holder on the first day of the Standstill Period:

PORTION OF STANDSTILL PERIOD                                                                 AGGREGATE PERCENTAGE
---------------------------------------------------------------------------------------  -----------------------------
From and including July 14, 1997, to and including October 13, 1997....................                   25%
From and including October 14, 1997, to and including November 13, 1997................                   40%
From and including November 14, 1997, to and including December 13, 1997...............                   55%
From and including December 14, 1997, to and including January 13, 1998................                   70%
From and including January 14, 1998, to and including February 13, 1998................                   85%
From and after February 14, 1998.......................................................                  100%

    Any holder (a "Transferee") that acquired Series F Preferred Stock during the Standstill Period from another holder (the "Transferor") in any single transaction (the "Transfer") shall be deemed (i) to have held at the beginning of the Standstill Period a number of shares of Series F Preferred Stock equal to the product of (x) the number of shares of Series F Preferred Stock held by the Transferor at the beginning of the Standstill Period times (y) the Acquired Percentage; and (ii) to have converted (or have had redeemed by the Company in lieu of conversion) during the period from the beginning of the Standstill Period through the date of such Transfer a number of shares of Series F Preferred Stock equal to the product of (x) the number of shares of Series F Preferred Stock converted by such Transferor (or redeemed by the Company in lieu of conversion) from the beginning of the Standstill Period through the date of such Transfer times (y) the Acquired Percentage. As used in this paragraph, the term "Acquired Percentage" means the percentage that the number of shares of Series F Preferred Stock acquired by the Transferee from the Transferor in such Transfer bears to the total number of shares of Series F Preferred Stock held by the Transferor immediately before giving effect to such Transfer. Upon any Transfer, the Transferor shall be deemed (i) to have held at the beginning of the Standstill Period a number of shares of Series F Preferred Stock equal to the product of (x) the number of shares of Series F Preferred Stock held by the Transferor at the beginning of the Standstill Period times (y) the difference between 100% and the Acquired Percentage; and (ii) to have converted (or have had redeemed by the Company in lieu of conversion) during the period from the beginning of the Standstill Period through the date of such Transfer a number of shares of Series F Preferred Stock equal to the product of (x) the number of shares of Series F Preferred Stock converted by such Transferor (or redeemed by the Company in lieu of conversion) from the beginning of the Standstill Period through the date of such Transfer times (y) the difference between 100% and the Acquired Percentage.

    Holders of Series F Preferred Stock have no voting power whatsoever, except as otherwise provided by the Delaware General Corporation Law, and no holder of Series F Preferred Stock (i) may vote or otherwise participate in any proceeding in which actions are to be taken by the Company or the Company's stockholders or
(ii) is entitled to notification as to any meeting of the Company's stockholders, except for meetings regarding any major corporate events affecting the Company. However, as long as shares of Series F Preferred Stock remain outstanding, the Company is not permitted, without first obtaining approval of at least 75% of the then outstanding shares of Series F Preferred Stock and at least 75% of the outstanding holders of the Series F Preferred Stock, to do any of the following: (i) alter or change the rights, preferences or privileges of the Series F Preferred Stock or any securities ranking senior to the Series F Preferred Stock to adversely affect the Series F Preferred Stock; (ii) create any new class or series of capital stock having a preference over the Series F Preferred Stock with respect to distributions pursuant to the liquidation, dissolution or winding up of the Company or increase the size of the authorized number of shares of Series F Preferred Stock; or (iii) do any act or thing not authorized or contemplated by the Series F Preferred Stock Certificate of Designation which would result in taxation of the holders of shares of Series F Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended.

    The holders of Series F Preferred Stock are not entitled to receive any dividends. However, prior to conversion, the Series F Preferred Stock accrues the Series F Premium (as hereinafter defined), which is payable in Common Stock upon conversion or redemption at the Preferred Conversion Rate or redemption price then in effect.

    Upon dissolution, liquidation or winding up of the Company or, in certain circumstances, upon the acquisition by any person or entity of more than 50% of the outstanding voting power of the Company, each holder of Series F Preferred Stock will be entitled, after payment of preferential amounts on any securities ranking senior to the Series F Preferred Stock, to receive from the assets of the Company available for distribution to stockholders an amount in cash, per share, equal to the sum of (i) $10,000 per share of Series F Preferred Stock so held and (ii) the Series F Premium that has accrued since the Initial Funding Date (collectively, the "Series F Stated Value"). The Series F Premium is an amount equal to eight percent (8%) of the original Series F Issue price per annum for the period that has passed since the date (the "Original Series D Funding Date") that, in connection with the consummation of the original issuance and sale of shares of Series D Preferred Stock by the Company, the escrow agent first had in its possession funds representing full payment for the share of Series D Preferred Stock delivered in exchange for such share of Series F Preferred Stock. The Series F Preferred Stock ranks senior to the Common Stock and Non-voting Common Stock as to any such distributions and PARI PASSU with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series G Preferred Stock.

    The Series F Preferred Stock is subject to optional redemption by the Company at any time after July 30, 1998, in whole or in part, subject to a minimum redemption of such Series F Preferred Stock having an aggregate Series F Stated Value of at least $1,000,000. If the Company redeems any Series F Preferred Stock it must do so at a redemption price per share equal to a percentage ranging from 130% to 115% of the Series F Stated Value of the shares of Series F Preferred Stock so redeemed, depending on the date of such redemption. The Company's optional right of redemption is subject to each Series F Preferred Stock stockholder's right to convert such Series F Preferred Stock into Common Stock within the 30 business days immediately following the Company's notice of such redemption.

    Any shares of Series F Preferred Stock that are converted or redeemed shall be canceled and shall return to the status of authorized but unissued shares of Preferred Stock of no designated series, and shall not be issuable by the Company as Series F Preferred Stock.

    SERIES G PREFERRED STOCK. The Board of Directors has designated 2,500 shares of the Preferred Stock as Series G Preferred Stock, par value $.01 per share. Each share of Series G Preferred Stock has a stated value of $10,000 (the "Original Series G Issue Price") and is convertible into Common Stock at any time, at the option of the holder, at a conversion rate equal to the Original Series G Issue Price divided by the Conversion Price of the Series G Preferred Stock, as in effect from time to time. Such Conversion Price shall initially be $.50 per share of Common Stock, subject to anti-dilution adjustments (the "Conversion Price"). If the Reverse Stock Split Proposal is approved by the stockholders of the Company and the Reverse Stock Split is effected, the Conversion Price will automatically be adjusted to $10.00 per share (i.e., twenty times the Conversion Price as previously in effect). Holders of shares of Series G Preferred Stock are entitled to vote on all matters brought before the Company's stockholders as if such shares of Series G Preferred Stock had been converted into shares of Common Stock, in addition to any class voting rights provided by law.

    Subject to the prior preferences and other rights of any class or series of the Company's capital stock ranking prior to the Series G Preferred Stock, and in preference to the holders of shares of capital stock ranking junior to the Series G Preferred Stock as to dividends, the holders of Series G Preferred Stock are entitled to receive dividends on each share of Series G Preferred Stock held of record at the annual rate of 8% of the Original Series G Issue Price, payable semi-annually, to the extent of funds legally available therefor. Such dividends shall be cumulative, shall accrue on each share on a daily basis (calculated on the basis of a 360-day year, whether or not earned or declared, from the date of original issue of such shares) and shall be payable in arrears, when, as and if declared by the Board, in cash or additional shares of Series G Preferred Stock, or any combination thereof, as determined from time to time by the Company in its sole discretion. If at any time that any shares of Series G Preferred Stock are outstanding, the closing bid price per share of the Common Stock on The Nasdaq Stock Market (or, if the Common Stock is not then included in Nasdaq, but is listed on any national securities exchange, on the principal national securities exchange on which the Common Stock is then listed) remains above $1.00 per share (on a pre-Reverse Stock Split basis) for 20 consecutive trading days, then, commencing on such 20th trading day, the cumulative dividend will not be payable; provided, however, that if the closing bid price per share of the Common Stock remains below $1.00 for 20 consecutive trading days, on such basis, then the dividend will resume as of such 20th day.


    Upon dissolution, liquidation or winding up of the Company, holders of the Series G Preferred Stock will be entitled, after payment of preferential amounts on any securities ranking senior to the Series G Preferred Stock, to receive from the assets of the Company available for distribution to stockholders an amount in cash, per share, equal to the Original Series G Issue Price, plus any and all accrued unpaid dividends attributable to such share at the time of such dissolution, liquidation or winding up of the Company. The Series G Preferred Stock ranks senior to the Common Stock and Non-voting Common Stock as to any such distributions and PARI PASSU with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series F Preferred Stock.

    The Series G Preferred Stock is subject to optional redemption at any time by the Company, in whole or in part, at a redemption price per share equal to the Original Series G Issue Price plus any accrued unpaid dividends thereon. The Company's optional right of redemption is subject to each Series G Preferred Stock holder's right to convert such Series G Preferred Stock into Common Stock within 10 business days after the Company's notice of redemption.

    In addition to the rights and privileges of the Series G Preferred Stock, as set forth in the Certificate of Designations with respect thereto, the Company has agreed with the initial holders of the Series G Preferred Stock, that if, at any time prior to December 31, 1999, the Company completes a financing with third parties raising at least $3,000,000 in new equity, such initial holders will have the non-assignable right (the "Series G Reset Right"), but not the obligation, to exchange all or a portion of their shares of Series G Preferred Stock for shares of a new series of preferred stock with substantially the same terms and conditions offered to such third parties; provided that no such exchange will result in an increase in the conversion price above $.50 per share (determined on a pre-Reverse Stock Split basis).

                        COMPARISON OF STOCKHOLDER RIGHTS

    The following is a summary of certain provisions affecting, and differences between, the rights of Company stockholders before and after adoption of the Proposals. The Reverse Stock Split Proposal and the Authorized Shares Proposal, separately or together, will alter stockholder rights. The Name Change Proposal will not have any effect on the terms and provisions of the capital stock.

    The effects of the Reverse Stock Split Proposal and the Authorized Shares Proposal on the terms of the Common Stock, Non-voting Common Stock and Single Vote Preferred Stock, and related stockholder rights, giving effect both to the Reverse Stock Split alone and to the Reverse Stock Split and the Authorized Shares Proposal together, are detailed in the following chart:

                                                                                    GIVING EFFECT TO
                                                                                    THE REVERSE STOCK    GIVING EFFECT TO
                                                                 CURRENT TERMS     SPLIT PROPOSAL ONLY    BOTH PROPOSALS
                                                               -----------------   -------------------   ----------------
    AUTHORIZED SHARES

Common Stock.................................................       56,750,000           56,750,000           6,250,000
Non-voting Common Stock......................................        2,250,000            2,250,000           2,250,000
Series A Preferred Stock.....................................        1,500,000            1,500,000           1,500,000
Series B Preferred Stock.....................................        1,500,000            1,500,000           1,500,000
Series C Preferred Stock.....................................        1,500,000            1,500,000           1,500,000

    OUTSTANDING SHARES

Common Stock (1).............................................       47,234,154            2,361,708           2,361,708
Non-voting Common Stock......................................        2,249,842              112,492.1           112,492.1
Series A Preferred Stock.....................................        1,153,846               57,692.3            57,692.3
Series B Preferred Stock.....................................        1,056,338               52,816.9            52,816.9
Series C Preferred Stock.....................................          708,530               35,426.5            35,426.5

    STATED VALUE

Series A Preferred Stock.....................................            $1.30                  $26.00              $26.00
Series B Preferred Stock.....................................            $1.30                  $26.00              $26.00
Series C Preferred Stock.....................................            $1.51                  $30.20              $30.20

    PAR VALUE

Common Stock.................................................             $.01                    $.01                $.01
Non-voting Common Stock......................................             $.01                    $.01                $.01

    The Series F Preferred Stock and the Series G Preferred Stock are not directly modified by either of the Reverse Stock Split Proposal or by the Authorized Shares Proposal. However, both the conversion rate of the Series F Preferred Stock, and the conversion price of the Series G Preferred Stock, will be adjusted automatically in proportion to the changes in the Common Stock effected by the Reverse Stock Split Proposal and the Authorized Shares Proposal, as follows:

        Prior to the Reverse Stock Split, the conversion price of Series G Preferred Stock is $.50 per share. However, upon consummation of the 1-for-20 Reverse Stock Split, the $.50 per share conversion price will automatically be multiplied by 20, resulting in a new conversion price of $10.00 per share.

        Similarly, the conversion rate of Series F Preferred Stock prior to the Reverse Stock Split is determined using the following formula:

        Number of shares issued upon conversion of one share of Series F Preferred Stock =

                        (.08) (N/365) (10,000) + 10,000
                          ---------------------------
                                Conversion Price

        where,

    - N = the number of days between (i) the Original Series D Funding Date for the shares of Series F Preferred Stock for which conversion is being elected, and (ii) the applicable Date of Conversion for the shares of Series F Preferred Stock for which conversion is being elected, and

    - CONVERSION PRICE = the lesser of (x) $1.1406, or (y) 85% of the average Closing Bid Price (on the NASDAQ Small Cap Market) of the Company's Common Stock for the ten trading days immediately preceding the Date of Conversion.

        However, if the 1-for-20 Reverse Stock Split occurs during the 10 trading days immediately preceding the Date of Conversion, the average Closing Bid Price for the days during such 10 trading day period preceding the Reverse Stock Split will be multiplied by 20.

AUTHORIZED CAPITAL STOCK

    The Reverse Stock Split Proposal will not have any effect on the Company's authorized capital stock. If adopted by the stockholders at the Special Meeting, the Authorized Shares Proposal will result in a reduction in the number of shares of Common Stock authorized from 56,750,000 to 6,250,000. See, "ITEM II. AUTHORIZED SHARES PROPOSAL--Effect of Authorized Shares Proposal." The Authorized Shares Proposal will not effect the number of authorized shares of any class or series of the Company's capital stock, other than the Common Stock.

OUTSTANDING CAPITAL STOCK

    If adopted by the stockholders at the Special Meeting, the Reverse Stock Split Proposal will result in (i) a reduction in the number of shares of Common Stock outstanding from 47,234,154 to approximately 2,361,708 (determined without taking into account the effects of paying cash for fractional shares), (ii) a reduction in the number of shares of Non-voting Common Stock outstanding from 2,249,842 to 112,492.1, (iii) a reduction in the number of shares of Series A Preferred Stock outstanding from 1,153,846 to 57,692.3, (iv) a reduction in the number of shares of Series B Preferred Stock outstanding from 1,056,338 to 52,816.9, and (v) a reduction in the number of shares of Series C Preferred Stock outstanding from 708,530 to 35,426.5. The Authorized Shares Proposal will not have any effect on the number of shares of capital stock of the Company outstanding.

STATED CAPITAL

    Each series of Single Vote Preferred Stock has a "stated value" per share. This amount represents the base liquidation value and redemption price per share of such series of preferred stock, as well as the base upon which cumulative dividends are calculated on a percentage basis. The Reverse Stock Split Proposal provides for the stated value per share of each series of Single Vote Preferred Stock to be increased by multiplying the original stated value in each case by twenty, so that the aggregate stated value of all shares of Single Vote Preferred Stock outstanding immediately after the effectiveness of the Reverse Stock Split equals the aggregate stated value of all shares of Single Vote Preferred Stock outstanding immediately before the effectiveness of the Reverse Stock Split. Accordingly, the Reverse Stock Split Proposal provides for an increase in the stated value of the Series A Preferred Stock from $1.30 per share to $26.00 per share;

of the Series B Preferred Stock from $1.30 per share to $26.00 per share; and of the Series C Preferred Stock from $1.51 per share to $30.20 per share. The Authorized Shares Proposal will not have any effect on the stated capital of any shares of capital stock of the Company.

PAR VALUE

    Neither the Reverse Stock Split Proposal nor the Authorized Shares Proposal has any effect on the par value per share of any class or series of capital stock of the Company. However, because the Reverse Stock Split Proposal reduces the number of shares of Common Stock, Non-voting Common Stock and Single Vote Preferred Stock outstanding by 95%, without affecting the par value per share of each such class or series, the aggregate par value of each such class or series shall be effectively reduced by 95%, with a corresponding increase in the amount of "paid in capital in excess of par value" for each such class or series.

                              RECENT DEVELOPMENTS

NASDAQ LISTING REQUIREMENTS

    In its quarterly report on Form 10-QSB for the fiscal quarter ended September 30, 1997, the Company reported total stockholders' equity of approximately $1.3 million, down from approximately $5.3 million at June 30, 1997, reflecting the Company's consolidated net loss for the three month period ending September 30, 1997 of approximately $4.7 million, partially offset by conversions into common stock of outstanding convertible notes. On November 17, 1997, Nasdaq advised the Company that the Company was not in compliance with the listing requirements of the Nasdaq SmallCap Market, as currently in effect (the "Old Nasdaq Listing Requirements") which require a minimum bid price of $1.00 per share or, as an alternative if the bid price is less than $1.00, maintenance of capital and surplus of $2,000,000 and a public float of $1,000,000. The Nasdaq's letter stated that no delisting action with respect to the bid price deficiency would be initiated at that time and that the Company would be provided 90 calendar days in which to regain compliance with either the minimum bid price or the alternative stockholders' equity/ public float requirement.

    The Company believes that it is currently in compliance with the stockholders' equity and public float provisions of the Old Nasdaq Listing Requirements. The Company also believes, but cannot assure, that, if the Reverse Stock Split Proposal is adopted at the Special Meeting, the Company will be able to meet the New Nasdaq Listing Requirements, as of the first full trading day after the Company gives notice to Nasdaq that the Reverse Stock Split has become effective. See "--Equity Investments by Major Stockholder".

EQUITY INVESTMENTS BY MAJOR STOCKHOLDERS


    On December 29, 1997, the Company concluded an agreement with Amphion Ventures with respect to the purchase by Amphion Ventures as of such date of 700 shares of the Company's Series G Preferred Stock, for an aggregate purchase price of $7,000,000. The purchase price was payable primarily through a combination of cash and the cancellation and exchange of existing indebtedness of the Company to Amphion Ventures. In addition, the purchaser had the right to offset a portion of the purchase price, aggregating approximately $709,000, against the Company's obligation to pay previously accrued and unpaid cash dividends on outstanding shares of Series A, Series B and/or Series C Preferred Stock of the Company held by Amphion Ventures on such date, and to pay a portion of such total purchase price, not to exceed an aggregate of $1,500,000, by delivery of Amphion Ventures' unconditional promissory note, payable on demand, in principal amount equal to the portion of the purchase price so paid.


    As additional consideration to Amphion Ventures, the Company agreed that if, at any time on or before December 31, 1999, the Company completes a financing with third parties raising at least $3,000,000 in new equity, the initial holders of the Series G Preferred will have the non-assignable right

(the "Series G Reset Right"), but not the obligation, to exchange all or a portion of their shares of Series G Preferred Stock for shares of a new series of preferred stock with substantially the same terms and conditions offered to such third parties; provided that no such exchange will result in an increase in the conversion price above $.50 per share (as determined without giving effect to the Reverse Stock Split). See, "DESCRIPTION OF CAPITAL STOCK--Series G Preferred Stock".

EXTENSION OF BRIDGE LOANS

    Also on December 29, 1997, the Company concluded an agreement (the "Extension Agreement") with Amphion Ventures, Antiope Partners and JPMIC, with respect to the extension of the Company's obligations under a Note Purchase Agreement dated as of June 25, 1997 (the "June Note Purchase Agreement"), among the Company, Antiope Partners (formerly, Wolfensohn Partners, L.P.), Amphion Ventures (by assignment from Antiope Partners) and JPMIC, and the several Senior Promissory Notes issued and sold by the Company pursuant to the June Note Purchase Agreement. The Extension Agreement extended the maturity date of such promissory notes for one year, through December 31, 1998. In addition, the agreement provided for the base interest rate on the promissory note payable to JPMIC to be increased from 6.64% to 10% per annum, which is the same rate originally payable under the promissory note payable to Amphion Ventures. As provided for in the original June Note Purchase Agreement, on December 31, 1997, the holders of such promissory notes also became entitled to receive, as a late payment fee, (i) additional 3-year warrants to purchase 600,000 shares of Common Stock with an exercise price of $0.25 per share and with a fair market value of $60,000 as of the date of issuance and (ii) 112,942 additional shares of restricted Common Stock with a fair market value of $30,000 as of the date of issuance. The total value of the warrants and Common Stock issued will be accreted to interest expense during 1998, producing a total effective interest rate of thirteen percent (13%) for 1998 on the Extension Agreement.

RESTRUCTURING OF VARIABLE PRICE CONVERTIBLE SECURITIES

    In December 1997, the Company entered into negotiations with the holders of certain outstanding convertible securities of the Company, with respect to the restructuring and/or refinancing of such securities.

    The Company originally issued its Convertible Debentures due March 1, 1999 (the "March 1996 Debentures"), Convertible Debentures due March 1, 1999, Series B (the "Series B Debentures" and, together with the March 1996 Debentures, the "Convertible Debentures"), Series D Convertible Preferred Stock, par value $.01 per share ("Series D Preferred Stock"), and Series E Convertible Preferred Stock, par value $.01 per share ("Series E Preferred Stock"), in separate private placements to institutional investors in 1996 and 1997. The Series F Preferred Stock was issued by the Company in July 1997 in exchange for, and/or to finance the repurchase of, all the outstanding shares of Series D Preferred Stock and Series E Preferred Stock, as described below. The Convertible Debentures, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock were all convertible into Common Stock at a conversion price determined by formula, which was generally about 85% of the recent average market price of the Common Stock at the time of conversion, subject to a fixed maximum conversion price. The Convertible Debentures, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock are sometimes referred to collectively herein as the Company's "Variable Price Convertible Securities".

    In July 1997, the Company and certain holders of Variable Price Convertible Securities negotiated a gated standstill arrangement (the "Standstill Agreement"), in which such holders agreed to refrain from converting 75% of their holdings for a period of at least three months, with the locked-up portion released in five equal monthly installments thereafter. The provisions of the Standstill Agreement (which also included a reduction in the maximum conversion price to $1.14 in the case of the Series D and Series E Preferred Stock and $1.00 in the case of the Convertible Debentures, and the issuance of $.70 warrants as additional compensation to the participating holders) were implemented by the execution of allonges to the Convertible Debentures and by exchanging all of the outstanding shares of Series D Preferred Stock and Series E Preferred Stock for an equal number of shares of Series F Preferred Stock, which shares were substantially identical to the shares exchanged, except as necessary to implement the terms of the Standstill Agreement. Concurrently therewith, the Company issued 48 shares of Series F Preferred Stock to Antiope Partners, for $480,000 in cash, which was used by the Company to repurchase and cancel an equal number of shares of Series D Preferred Stock, the holder of which had declined to participate in the Standstill Agreement. By December 14, 1997, 70% of the face amount of the Variable Price Convertible Securities held by such holders on the date of the Standstill Agreement were available for conversion, with the remainder to become convertible in equal installments in January and February 1998.

    In December 1997, the Company re-initiated negotiations with the holders of the Variable Price Convertible Securities, with the intention of restructuring or refinancing such securities to remove the variable price conversion feature. In December 1997 and January 1998, the Company converted, redeemed or restructured all of the Variable Price Convertible Securities that had been outstanding on December 1, 1997, comprising in the aggregate $1,250,000 principal amount of Convertible Debentures and 237 shares ($2,370,000 face amount) of Series F Preferred Stock (collectively, the "December 1997 Restructuring"). Based on the closing bid prices of the Common Stock for the applicable trading periods prior to December 24, 1997, such Variable Price Convertible Securities, together with accrued interest and dividends, would have been convertible on that date into an aggregate of approximately 17 million shares of Common Stock, with further dilution possible in the event of further declines in the market price of the Common Stock.

    To implement the December 1997 Restructuring, including all related conversions, the Company made cash payments totaling approximately $1.3 million and issued in the aggregate approximately: $1.1 million in non-convertible short-term indebtedness; $535,000 of indebtedness with a two-year maturity, convertible into Common Stock at $.25 per share; 1,407,000 shares of Common Stock, most of which are subject to certain transfer restrictions; 89.74 shares of Series G Preferred Stock; and warrants to purchase an additional 1,440,000 shares of Common Stock at an average exercise price in excess of $.46 per share. The fair market value of the additional securities issued, at the time of their issuance, represents the conversion inducement. The Convertible Debentures inducement was determined for each security and each holder, based on the individual terms thereof, and valued at $48,000, in the aggregate, and charged to interest expense. The inducement for Variable Price Convertible Securities other than the Convertible Debentures was determined for each security and each holder, based on the individual terms thereof, and valued at $307,000, in the aggregate, and recorded as a preferred dividend. The Company funded the cash and short-term debt portion of the restructuring by issuing shares of Series G Preferred Stock to Amphion Ventures, as described above. See, "--Equity Investments by Major Stockholders." The Series G Preferred Stock has a fixed conversion price of $.50 per share on a pre-Reverse Stock Split Basis, (i.e., 20,000 pre-split shares of Common Stock for each share of Series G Preferred Stock outstanding, based on the Series G Original Issue Price of $10,000 per share), subject to the Series G Reset Right. See "DESCRIPTION OF CAPITAL STOCK--Series G Preferred Stock."

    All references in this section to numbers of shares and to the exercise or conversion prices of convertible securities were determined without reference to the Reverse Stock Split Proposal.

INCREASE IN AGGREGATE VOTING POWER OF THE AMPHION GROUP; POSSIBLE DEEMED CHANGE
  OF CONTROL

    The issuance of shares of Common Stock and Series G Preferred Stock to Amphion Ventures and Antiope Partners in connection with the transactions described above (see, "--Equity Investments by Major Stockholders," and "--Restructuring of Variable Price Convertible Securities"), together with open market purchases of Common Stock, have resulted in an increase in the collective aggregate voting power in the Company of the Amphion Group and Richard Morgan from approximately 23.08% at September 30, 1997, to approximately 42% at January 30, 1998. Such ownership of voting securities, together with Mr. Morgan's position as chairman and chief executive officer of the Company and the service on its Board of Directors of two representatives of the Amphion Group, Mr. Morgan and C. Seth Cunningham, may be deemed for some purposes to confer control of the Company. However, Amphion Ventures, Antiope Partners and Amphion Partners, individually and in the aggregate, disclaim control of the Company or any intent or purpose to acquire such control; and each of Mr. Morgan and Mr. Cunningham disclaims the possession or exercise of any right or power to control the Company, except to the extent that, as directors, Mr. Morgan and Mr. Cunningham participate in the direction of the management and control of the Company, in accordance with Delaware law.

LEGAL PROCEEDINGS

    As previously reported, on February 28, 1996, an investor group filed suit against the Company in the U.S. District Court for the Southern District of New York. This lawsuit arises out of the Company's refusal to recognize the investor group's attempt to exercise an option to purchase 1,400,000 shares of Common Stock at a price of $.495 per share. The option had been granted to the Company's former President and CEO, who attempted to transfer his option to the investor group on the last day of the option term in September of 1995. On that same day, the investor group attempted to exercise the option. The Company refused to recognize the attempted transfer of the option to the investor group on the primary grounds that the option was granted personally to the Company's former President and CEO and was not transferable to third-parties. The lawsuit seeks issuance and registration of the 1,400,000 shares upon payment of the exercise price, or in the alternative, monetary damages which the investor group alleges to be not less than $2,800,000. On May 1, 1996, the Company moved to dismiss the complaint on the grounds that the court in New York lacked personal jurisdiction over the Company. The court denied the motion to dismiss by order dated June 10, 1997. Subsequently, the Company filed an answer, denying the material allegations of the complaint and asserting various defenses. On December 31, 1997, plaintiffs moved for partial summary judgment on the question of liability, as to whether or not the option was assignable. The Company filed papers opposing this motion on or about January 26, 1998. The Company believes the claim is without merit and will vigorously oppose it. However, there can be no assurances that the Company will prevail in the pending litigation, and an adverse outcome could have a material adverse effect upon the financial position and liquidity of the Company.

DEFERRAL OF RIGHTS OFFERING

    On November 10, 1997, the Company announced a proposed restructuring plan, consisting of (i) the proposed acquisition of the XLV Technology, (ii) a plan to seek up to $10 million in additional financing, including a commitment for up to $4 million from Amphion Ventures and Antiope Partners, and (iii) the reorganization of Sandia into two divisions, the Systems Division and the Technology Division. The Proposals described in this Proxy Statement, and the transactions described above under the headings "--Equity Investments by Major Stockholders," "--Extension of Bridge Loans," "--Restructuring of Variable Price Convertible Securities" and "--Technology Acquisition Agreement" are consistent with, and a part of, such previously announced restructuring plan. As part of such earlier announcement, the Company had also announced that it was planning a rights offering to its stockholders as part of its financing plan. The Company does not believe that a rights offering is in the best interests of the Company and its stockholders at this time, and on December 29, 1997, the Board of Directors voted to defer further consideration of a rights offering until such time as management determined that such an offering would be in the interests of the Company and its stockholders.

DISPUTE REGARDING DATAGLYPHS LICENSE

    The Company is currently in discussions with Xerox Corporation ("Xerox") regarding the Company's license for DataGlyphs-TM-, a 2-D symbology developed by Xerox. In 1995, the Company was granted an exclusive license from Xerox, for an initial license fee of $2.1 million, for the right to develop and sell products utilizing DataGlyphs-TM- for the secured access industry. The royalty obligation was evidenced by the Company's promissory note payable to Xerox, due in three equal annual principal installments, plus interest, beginning December 1997. In December 1997, the Company notified Xerox that it would not make the payment due under the note, pending satisfactory resolution of the Company's concerns regarding the technological applicability of the products and services provided by Xerox to the Company pursuant to its license and the payment due in respect thereof. Xerox has advised the Company in writing that it believes that payment under the note is now past due. The Company believes that it has valid defenses to any legal action that may be brought by Xerox to enforce its note, and intends to take steps to preserve its rights if its discussions with Xerox fail to produce an amicable resolution of their dispute. However, there can be no assurances that the Company will prevail in any action or proceeding arising in connection with its dispute with Xerox, or that an amicable resolution of such dispute would be possible.

    To date, the Company has not recognized any sales revenue related to the DataGlyphs-TM- Technology.

TECHNOLOGY ACQUISITION AGREEMENT

    ACQUISITION OF TECHNOLOGY

    In January 1998, the Company and XLV entered into the Technology Acquisition Agreement. The Technology Acquisition Agreement provides for the acquisition by the Company of three separate options relating to the XLV Technology: the License Option, the Exclusive License Option and the Assignment Option. The License Option provides the Company with the right to acquire a non-exclusive license in the XLV Technology in exchange for 200,000 shares of Common Stock (as in effect following the Reverse Stock Split). The Exclusive License Option provides the Company with the right to acquire an exclusive license in the XLV Technology, in exchange for an additional 300,000 post-split shares of Common Stock. The Assignment Option provides the Company with the right to acquire ownership of the XLV Technology in exchange for an additional 300,000 post-split shares of Common Stock. The License Option is exercisable at any time during the six month period commencing on the Initial Funding Date, the Exclusive License Option is exercisable at any time during the 90 day period commencing on the Final Funding Date, and the Assignment Option is exercisable at any time during the 90 day period beginning on the earlier of April 1, 1999, and, if funding under the Technology Acquisition Agreement is accelerated, the Final Funding Date. The Company will not be entitled to exercise the Exclusive License Option unless it has first exercised the License Option, and will not be entitled to exercise the Assignment Option unless it has previously exercised, or is contemporaneously exercising, the Exclusive License Option. If the Company exercises the License Option, XLV will indemnify the Company against any claims of intellectual property infringement by a third party relating to the XLV Technology that may be brought or instituted against the Company prior to July 1, 2004. If the Company exercises the Assignment Option, it will grant to XLV an exclusive license to the XLV Technology within a specified field of use. XLV makes customary representations and warranties regarding the XLV Technology in the Technology Acquisition Agreement, including as to the ownership of the technology. Any and all stock issued by the Company pursuant to the Technology Acquisition Agreement will be accounted for at fair market value on the date of issuance.

    The Company will not issue any shares of Common Stock to XLV under the Technology Acquisition Agreement without first obtaining stockholder approval with respect to the issuance of such shares of Common Stock. The Company intends that at its 1998 annual meeting of stockholders, currently expected to be held in late May or June 1998, the Company will seek stockholder approval of the issuance by the Company of the maximum number of shares of Common Stock issuable under the Technology Acquisition Agreement (1,000,000 post-split shares of Common Stock). To the extent that the Technology Acquisition Agreement may result in the issuance of shares of Common Stock constituting in the aggregate more than 20% of the number of shares of Common Stock outstanding prior to such issuance, the Technology Acquisition Agreement may also require stockholder approval under the New Nasdaq Listing Requirements. The Technology Acquisition Agreement provides that it is a condition precedent to certain rights and obligations of the parties thereunder that any stockholder approval so required be obtained, at or prior to the time required. See "ITEM I. REVERSE STOCK SPLIT PROPOSAL--Reasons for the Reverse Stock Split Proposal--INCREASE IN AUTHORIZED BUT UNISSUED SHARES."

    TECHNOLOGY ENHANCEMENT SERVICES

    Pursuant to the Technology Agreement, XLV will continue to devote personnel, services and project management for the enhancement and commercialization of the XLV Technology. The Company will fund the enhancement of the XLV Technology pursuant to this arrangement, as provided in the Technology Acquisition Agreement. The Company paid to XLV $500,000 at the execution of the Technology Acquisition Agreement. The Technology Acquisition Agreement provides for the Company to make additional payments to XLV in the aggregate amount of $4.1 million for further development expenses, payable in several installments over the development period, commencing on the Initial Funding Date. Such funds will be used to fund technology enhancement activities by XLV with respect to the XLV Technology, with the goal of making such technology market-ready, as determined by mutual agreement of the Company and XLV. Of the $4.1 million earmarked for development expenses, $1.0 million is payable by the Company within 30 days after the Company's 1998 annual meeting of stockholders, subject to the Company's receipt of stockholder approval relating to the issuance by the Company of the maximum number of shares of Common Stock issuable under the Technology Acquisition Agreement. The Company may, at its option, accelerate funding the development of the XLV Technology. All payments made prior to the development of a working model, including the costs of acquiring the options under the agreement, will be expensed as research and development costs. The Company does not currently have any binding commitment in place to finance such development expenses, but intends to seek the necessary funding through the issuance of additional debt and/or equity securities. The Company has the option to cease funding the development of the XLV Technology at any time without further liability in its reasonable business judgment or for the failure of XLV to meet the development schedule; however, if the Company terminates such funding, the License Option, the Exclusive License Option and the Assignment Option, to the extent not previously exercised, will terminate automatically.

    Deliverables under the Technology Acquisition Agreement include: schematics; computer assisted design files; computer source code and other computer programming code and architecture; a limited number of prototypes; jigs, fixtures and toolings (if any); and related documentation, books and records; in each case as the same are developed under the agreement. Except for the anticipated payment of amounts due under the Technology Acquisition Agreement for further development, the Technology Acquisition Agreement does not contemplate the acquisition of any assets or any assumption of liabilities by the Company.

    All technology and intellectual property rights developed pursuant to these joint efforts will initially be the property of XLV, subject to the License Option, the Exclusive License Option and the Assignment Option, and will constitute XLV Technology for all purposes thereof.

    ASSIGNMENT OF SPOT/MAG AGREEMENT

    XLV and Spot/Mag, Inc., a corporation organized under the laws of Taiwan ("Spot/Mag"), are currently engaged in discussions regarding the possibility of entering into an agreement (the "Spot/Mag Agreement") under which Spot/Mag would receive certain intellectual property rights relating to the XLV Technology, for certain limited uses, in exchange for an obligation to pay royalties and other remuneration to XLV. If the Spot/Mag Agreement is executed within three years after the effective date of the Technology Acquisition Agreement, and if the Company exercises the Assignment Option, XLV will assign its rights and obligations under the Spot/Mag Agreement to the Company, including the right to receive all royalties and amounts payable under the Spot/Mag Agreement. In consideration for the assignment of the Spot/Mag Agreement, the Company has agreed to pay to XLV on a quarterly basis one share of Common Stock for each ten dollars ($10.00) of royalty actually received by the Company from Spot/Mag under the Spot Mag Agreement, up to a maximum of 200,000 shares of Common Stock (in each case, based on the

Common Stock outstanding after the Reverse Stock Split). Thereafter, any additional royalties would inure solely to the benefit of the Company.

    LOCK-UP AGREEMENT

    XLV has agreed that it will not sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase, or otherwise transfer or dispose of any shares of Common Stock issued pursuant to the License Option, the Exclusive License Option, or the Assignment Option for a period of one year after the exercise of the applicable option, without the prior written consent of the Company; provided, however, that XLV may pledge such shares of Common Stock as long as the beneficiary of such pledge agrees in writing to be bound by the terms of this lock-up provision.

    REGISTRATION RIGHTS

    The Company has granted XLV the right, exercisable on any two occasions between the second and fourth anniversary of the effective date under the Technology Acquisition Agreement, to require the Company to file a registration statement (a "Demand Registration") with the Securities and Exchange Commission to permit the offer and sale by XLV of the shares of Common Stock issued pursuant to the Technology Acquisition Agreement. The Company will file a registration statement with the Securities and Exchange Commission within 60 days after receipt of a request for a Demand Registration, and will use reasonable efforts to have such registration statement declared effective as promptly as reasonably practicable and to keep such registration statement effective for a period of at least 12 months. The Company has agreed to indemnify XLV against certain liabilities relating to the filing of such registration statement, and has agreed to certain penalties in the event that the Company fails to comply with its obligations relating to such registration rights.

    BOARD REPRESENTATION

    The Company has agreed that, as long as XLV owns at least 400,000 shares of Common Stock delivered pursuant to the Technology Acquisition Agreement (as in effect after the Reverse Stock Split), the Company will use its reasonable best efforts to cause one person designated by XLV to be nominated to serve as a member of the Board of Directors of the Company.

    THE XLV TECHNOLOGY

    The XLV Technology consists of both hardware and software technology. The hardware technology includes designs for a digital still camera. The software technology includes a series of temporal and spatial optical butting techniques. The term "optical butting" refers to a series of techniques whereby the resolution of an imaging system can exceed the resolution of a single two-dimensional imaging chip (typically, 640 by 480 pixels). This is accomplished spatially by optically combining multiple chips to create a seamless image mosaic, or, temporally, by successive micro-motion of a single chip, also known as "dithering". The result is an image with integrated multiples of a single chip's resolution.

    The Company believes that, in particular, dithering offers significant market opportunities in the area of card reading for access control or other secure uses. Secure ID cards must be read with resolutions that exceed those available from single two-dimensional chips. Historically, therefore, card readers have been large, linear CCD-based scanning systems. Such systems are relatively expensive, slow and unreliable, as a result of the need for mechanical moving parts. The Company believes that the dithering technology provided for under the Technology Acquisition Agreement will allow both the performance and cost of a card reader to be improved simultaneously.

    The Company also believes that the digital still camera technology provided for under the Technology Acquisition Agreement is complementary to XLV's optical butting technology and will further enhance the

Company's prospects of developing a high performance, low cost card reader for the secure card, portable database and access control markets.

    APPLICATIONS TO THE COMPANY'S BUSINESSES

    Sandia Imaging Systems Corporation ("Sandia"), a 96%-owned subsidiary of the Company, is principally engaged in the businesses of (a) distributing and reselling high and mid-range performance dye-sublimation card printers and printer consumables, (b) turnkey service bureau production of customized, high quality, fraud resistant, personalized color ID cards, and (c) designing and marketing corporate access control systems based on card-mounted biometric and other verification for point-of-entry security applications. The Company believes that access to the XLV Technology, and the development of a high performance, low cost card reader, may enhance Sandia's opportunities in each of its primary business areas.

    XLV

    XLV is a privately-held corporation with its principal executive offices in Sebastian, Florida, which specializes in the development of front-end applications for the electronic imaging industry. XLV is a "partnership company" of Safeguard Scientifics, Inc. ("Safeguard"), a NYSE-listed company with principal executive offices in Wayne, Pennsylvania. Safeguard currently owns approximately 26% of the outstanding voting power, and 57% of the fully-diluted equity, of XLV.

    Richard Morgan, the chairman and chief executive officer of the Company and a member of its Board of Directors, also serves as an outside director of ChromaVision Medical Systems, Inc. ("ChromaVision"). ChromaVision is also a Safeguard "partnership company," and Safeguard retains approximately 20% of the common stock of ChromaVision. Mr. Morgan and the Amphion Group do not have any ownership interest in XLV and hold, in the aggregate, less than 0.1% of the common stock of Safeguard and ChromaVision, respectively. There are no agreements between ChromaVision and any other person with respect to Mr. Morgan's service as a director of ChromaVision. The Technology Acquisition Agreement was negotiated by the Company and XLV on an arms'-length basis and unanimously approved by the Board of Directors of the Company.

    CERTAIN INFORMATION IN THIS PROXY STATEMENT REGARDING SAFEGUARD, XLV AND CHROMAVISION WAS PROVIDED BY SAFEGUARD, XLV AND CHROMAVISION THROUGH PUBLICLY-AVAILABLE SOURCES. ALTHOUGH SUCH INFORMATION IS BELIEVED BY THE COMPANY TO BE ACCURATE, THE COMPANY MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT THERETO.

    CERTAIN EFFECTS OF THE TECHNOLOGY ACQUISITION AGREEMENT

    If the Company exercises the License Option, the Exclusive License Option and the Assignment Option, the maximum number of shares issuable pursuant to the Technology Acquisition Agreement would be 1,000,000 shares of Common Stock (after giving effect to the Reverse Stock Split) (collectively, the "Maximum Technology Shares"). The Maximum Technology Shares represent approximately 23.3% of the voting power, 28.8% of the outstanding common equity and 20.9% of the full-diluted equity of the Company as of January 30, 1998.

    Although the Technology Acquisition Agreement values the shares of Common Stock issuable thereunder at $10.00 per share of Common Stock (after giving effect to the Reverse Stock Split), and although the Company believes that the value of the XLV Technology and related rights that the Company has the option to acquire thereunder is in excess of the aggregate current market value of the Maximum Technology Shares, based on the closing bid price per share of Common Stock on the Nasdaq SmallCap Market as of the date of this Proxy Statement, there can be no assurance that the aggregate value of any technology and related rights acquired by the Company under the Technology Acquisition Agreement will equal or exceed the aggregate market price of the Maximum Technology Shares on the date of issuance. The Company has not obtained an independent appraisal or valuation of the XLV Technology and does not intend to do so. Moreover, if the market value of the Common Stock increases over the period that the options under the Technology Acquisition Agreement are exercisable, such options may be exercised at a time when the market value per share of Common Stock exceeds the deemed value per share of Common Stock under the Technology Acquisition Agreement. The Company does not make any representation or warranty whatsoever herein as to the value of the Common Stock or the anticipated trading range of the Common Stock, whether before or after the Reverse Stock Split.


    Accordingly, the issuance of shares of Common Stock to XLV pursuant to the Technology Acquisition Agreement may result in dilution to the stockholders of the Company at the date of such issuance.

    CONTINGENCY WITH RESPECT TO THE REVERSE STOCK SPLIT PROPOSAL; STOCKHOLDER
     APPROVAL OF SHARE ISSUANCE

    The Technology Acquisition Agreement is subject to certain conditions, including (1) the approval of the Reverse Stock Split Proposal by the stockholders of the Company and (2) to the extent that the shares issued to XLV pursuant to such agreement would exceed 20% of the capital stock of the Company outstanding immediately prior to such issuance, the receipt of stockholder approval with respect to such issuance. The Company will not issue any shares of Common Stock to XLV under the Technology Acquisition Agreement unless the stockholders of the Company shall first have adopted a resolution approving the issuance of such shares. The Company currently intends to seek approval of the issuance of the maximum number of shares of Common Stock issuable under the Technology Acquisition Agreement (1,000,000 post-split shares of Common Stock), at the Company's next annual meeting of stockholders, which is currently expected to be held in late May or June 1998.

                             COSTS OF SOLICITATION


    The cost of soliciting proxies, which also includes the preparation, printing, and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the company primarily through the mail, but certain employees of the company, who will receive no compensation for their services other than their regular remuneration, may also solicit proxies by telephone, telegram, telex, telecopy, or personal interview. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in the names of such brokers and nominees and other "street names" and will reimburse them for any expenses incurred in connection therewith. The Company's transfer agent, American Stock Transfer Company, will assist the company in the solicitation of proxies from brokers and nominees. The fees for the services of the transfer agent are included in the monthly fees paid by the Company; however, the company will reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services.


                                APPRAISAL RIGHTS

    Under Delaware law and the Company's Certificate of Incorporation, no appraisal rights are available to dissenting stockholders in regard to the Reverse Stock Split Proposal, the Authorized Shares Proposal, or the Name Change Proposal.

                                 OTHER MATTERS

    The Company knows of no items of business that are expected to be presented for consideration at the Special Meeting and that are not enumerated herein. However, if other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth the number of shares of (i) Common Stock,
(ii) Non-voting Common Stock, (iii) Series A Preferred Stock, (iv) Series B Preferred Stock, (v) Series C Preferred Stock, (vi) Series F Preferred Stock,
(vii) Series G Preferred Stock (viii) common stock, par value $.01 per share ("Sandia Common Stock"), of Sandia, and (ix) common stock, par value $.01 per share ("LMC Common Stock"), of Lasertechnics Marking, beneficially owned as of December 31, 1997 for (a) each person known by the Company to be the beneficial owner of more than 5% of any class of voting securities of the Company, (b) each current director of the Company, (c) each of the five most highly compensated executive officers of the Company, (d) two former executive officers of the Company and (e) all directors and named executive officers (including named former officers) as a group. Except as otherwise indicated, the persons or entities set forth in the table below have sole investment and voting power with respect to all shares shown as beneficially owned, subject to community property laws, where applicable. The business address of each director and current executive officer is c/o Lasertechnics, Inc., 3208 Commander Drive, Carrollton, Texas 75006.

                                                                                                                       PERCENTAGE
NAME AND ADDRESS OF                                                                     NUMBER           PERCENTAGE    OF COMPANY
BENEFICIAL OWNER                                                TITLE OF CLASS        OF SHARES           OF CLASS    VOTING POWER
---------------------------------------------------------  ------------------------  ------------        ----------   ------------
Jean-Pierre Arnaudo......................................  Common Stock                    37,500(1)        *                *
                                                           Sandia Common Stock            287,500(2)(3)      3.29%         n/a

Eugene A. Bourque........................................  Common Stock                   156,286(4)        *                *
                                                           Sandia Common Stock             10,000(5)(3)     *              n/a
                                                           LMC Common Stock                32,000(6)                       n/a

Harry Budow..............................................  Sandia Common Stock             50,000(7)        *              n/a

Richard M. Clarke........................................  Common Stock                   265,000           *                *
                                                           Sandia Common Stock             10,000(8)(3)     *              n/a

C. Seth Cunningham.......................................  Common Stock                    85,000(9)        *                *

Paul J. Coleman, Jr......................................  Common Stock                    18,050(10)       *                *
                                                           Sandia Common Stock              7,500(11)(3)    *              n/a

E.A. Milo Mattorano......................................  Common Stock                    30,000(12)       *                *
7213 Ridgemoor Lane                                        Sandia Common Stock             39,667(13)(3)    *              n/a
Plano, Texas 75025

Richard C.E. Morgan......................................  Common Stock                10,098,804(14)        19.3%        14.8%
                                                           Series A Preferred Stock     1,153,846(15)       100.0%         1.7%
                                                           Series B Preferred Stock     1,056,338(16)       100.0%         1.6%
                                                           Series C Preferred Stock       509,855(17)        72.0%         0.7%
                                                           Series G Preferred Stock        749.78(18)        94.9%        22.7%
                                                           Sandia Common Stock             10,000(19)(3)    *              n/a

               Aggregate Number of Shares of Company Stock Entitled to
                 Vote with Respect to the Authorized Shares
                 Proposal.............................................      11,291,181.78
               Percentage of Company Voting Power with Respect to the
                 Authorized Shares Proposal...........................               38.5%
               Aggregate Number of Shares of Company Stock Entitled to
                 Vote with Respect to the Reverse Stock Split Proposal
                 and the Name Change Proposal.........................      11,291,181.78
               Percentage of Company Voting Power with Respect to the
                 Reverse Stock Split Proposal and the Name Change
                 Proposal.............................................               39.9%

                                                                                                                PERCENTAGE
                                                                                                                OF COMPANY
NAME AND ADDRESS OF                                                            NUMBER              PERCENTAGE     VOTING
BENEFICIAL OWNER                                    TITLE OF CLASS            OF SHARES             OF CLASS      POWER
---------------------------------------------  ------------------------  -------------------       ----------   ----------

Stephen C. Nesbit............................  Sandia Common Stock                    20,000(20)(3)        *         n/a
4627 Travis Street #603
Dallas, Texas 75205

Alfred E. Paulekas...........................  Common Stock                           45,000(21)          *            *

J.P. Morgan Investment
  Corporation................................  Common Stock                        5,532,109(22)       11.1%         8.5%
60 Wall Street                                 Non-voting Common                   2,249,842          100.0%         3.3%
New York, NY 10260                             Stock

               Aggregate Number of Shares of Company Stock Entitled to
                 Vote with Respect to the Authorized Shares
                 Proposal.............................................          7,563,127
               Percentage of Company Voting Power with Respect to the
                 Authorized Shares Proposal...........................               11.1%
               Aggregate Number of Shares of Company Stock Entitled to
                 Vote with Respect to the Reverse Stock Split Proposal
                 and the Name Change Proposal.........................          5,313,285
               Percentage of Company Voting Power with Respect to the
                 Reverse Stock Split Proposal and the Name Change
                 Proposal.............................................                8.1%

Amphion Ventures, L.P....................................  Common Stock                 9,734,038(23)        20.0%        14.4%
590 Madison Avenue                                         Series A Preferred Stock     1,153,846           100.0%         1.7%
New York, NY                                               Series B Preferred Stock     1,056,338           100.0%         1.6%
10021(27)                                                  Series C Preferred Stock       509,855(24)        72.0%         0.8%
                                                           Series G Preferred Stock        749.78            94.9%        22.7%

               Aggregate Number of Shares of Company Stock Entitled to
                 Vote with Respect to the Authorized Shares
                 Proposal.............................................      10,963,915.78
               Percentage of Company Voting Power with Respect to the
                 Authorized Shares Proposal...........................               38.1%
               Aggregate Number of Shares of Company Stock Entitled to
                 Vote with Respect to the Reverse Stock Split Proposal
                 and the Name Change Proposal.........................      10,963,915.78
               Percentage of Company Voting Power with Respect to the
                 Reverse Stock Split Proposal and the Name Change
                 Proposal.............................................               39.4%

All directors and named executive officers as a
  group (10 individuals).................................  Common Stock                10,705,640(25)        21.8%        15.7%
                                                           Sandia Common Stock            434,667(26)(3)      7.9%         4.9%

------------------------

*   Denotes percentage ownership of less than 1%.

(1) Includes 37,500 shares that Mr. Arnaudo has the right to acquire within 60 days pursuant to options.

(2) Includes 80,417 shares that Mr. Arnaudo has the right to acquire within 60 days pursuant to options

(3) The authorized voting capital stock of Sandia consists of (i) 18,000,000 shares of Sandia Common Stock, of which 4,830,000 shares are issued and outstanding and held by the Company and 260,000 shares are issued and outstanding and held by certain individuals previously employed by Sandia or the Company, (ii) 3,500,000 shares of Sandia Voting Convertible Preferred Stock, of which 3,370,925 shares are issued and outstanding and held by the Company.

(4) Includes 146,286 shares that Mr. Bourque has the right to acquire within 60 days pursuant to options.

(5) Includes 10,000 shares that Mr. Bourque has the right to acquire within 60 days pursuant to options.

(6) Includes 32,000 shares of preferred stock convertible into common stock that Mr. Bourque has the right to acquire within 60 days pursuant to options.

(7) Includes 50,000 shares that Mr. Budow has the right to acquire within 60 days pursuant to options.

(8) Includes 10,000 shares that Mr. Clarke has the right to acquire within 60 days pursuant to options.

(9) Includes 30,000 shares that Mr. Cunningham has the right to acquire within 60 days pursuant to options.

(10) Includes 16,250 shares that Mr. Coleman has the right to acquire within 60 days pursuant to options.

(11) Includes 7,500 shares that Mr. Coleman has the right to acquire within 60 days pursuant to options.

(12) Includes 10,000 shares that Mr. Mattorano has the right to acquire within 60 days pursuant to options. Mr. Mattorano is not currently employed by, or an officer of, the Company. His options will terminate in the first quarter of 1998 if not theretofore exercised.

(13) Includes 39,667 shares that Mr. Mattorano has the right to acquire within 60 days pursuant to options. See Note 12.

(14) Includes 37,500 shares that Mr. Morgan has the right to acquire within 60 days pursuant to options, 8,243,127 shares held by entities within the Amphion Group, 1,414,056 shares that entities within the Amphion Group have the right to acquire within 60 days pursuant to warrants and 76,855 shares that entities within the Amphion Group have the right to acquire within 60 days pursuant to options. Mr. Morgan is a Managing Member of Amphion Partners L.L.C., the sole general partner of Amphion Ventures, L.P. Mr. Morgan disclaims beneficial ownership as to all such shares beneficially owned by entities within the Amphion Group. See Note 27.

(15) Includes 1,153,846 shares held by Amphion Ventures. See Note 14 and Note
    27.

(16) Includes 1,056,338 shares held by Amphion Ventures. See Note 14 and Note
    27.

(17) Includes 509,855 shares held by Amphion Ventures. Does not include 198,675 shares held by Jackson Hole Investments Acquisitions, L.P., ("Jackson Hole"). Jackson Hole is not affiliated with Amphion Ventures. See Note 14 and Note 27.

(18) Includes 700 shares held by Amphion Ventures and 50 shares held by Amphion Partners. See Note 14 and Note 27.

(19) Includes 10,000 shares that Mr. Morgan has the right to acquire within 60 days pursuant to options.

(20) Includes 20,000 shares that Mr. Nesbit has the right to acquire within 60 days pursuant to options. Mr. Nesbit is not currently employed by, or an officer of, the Company. His options will terminate in the first quarter of 1998 if not theretofore exercised.

(21) Includes 30,000 shares that Mr. Paulekas may have the right to acquire within 60 days pursuant to options.

(22) Includes 218,824 shares that JPMIC has the right to acquire within 60 days pursuant to warrants. As a result of an agreement between JPMIC and Antiope Ventures (formerly known as Wolfensohn Associates L.P.), Antiope agreed to vote at JPMIC's request for any one person designated by JPMIC to be a director of the Company. To the extent that agreement is binding on any entity in the Amphion

    Group, JPMIC could be deemed to have shared voting power with respect to all the shares of voting stock held by entities within the Amphion Group. If the shares held by entities within the Amphion Group were deemed to be beneficially owned by JPMIC, JPMIC would beneficially own in the aggregate voting securities representing approximately 51.8% of the Company voting power. JPMIC disclaims beneficial ownership of the voting stock held by entities within the Amphion Group.

(23) Includes 56,341 shares that Amphion has the right to acquire within 60 days pursuant to warrants and 107,624 shares that Amphion has the right to acquire within 60 days pursuant to options. See Note 27.

(24) Does not include 198,675 shares held by Jackson Hole. See Note 27.

(25) Includes the 307,536 shares that officers, former officers and directors have the right to acquire within 60 days pursuant to options, as described in Notes 1, 4, 9, 10, 12, 14, and 21; the 1,414,056 shares that Amphion Ventures and Antiope Partners have the right to acquire pursuant to warrants, and the 76,855 shares that Amphion Ventures as the right to acquire pursuant to options (as to which Mr. Morgan disclaims beneficial ownership); and the 9,734,038 shares held by entities within the Amphion Group (as to which Mr. Morgan disclaims beneficial ownership). Does not include shares of Voting Preferred Stock held by entities within the Amphion Group (as to which Mr. Morgan disclaims beneficial ownership). See Notes 18 and 27.

(26) Includes the 227,584 shares that officers, former officers and directors have the right to acquire within 60 days pursuant to options, as described in Notes 2, 3, 5, 7, 8, 11, 13, 19, and 20.

(27) Includes shares beneficially owned by: (i) Amphion Ventures, formerly known as Wolfensohn Associates II L.P.; (ii) Amphion Partners, formerly known as Wolfensohn Partners II L.L.C.; and (iii) Antiope Partners, formerly known as Wolfensohn Partners L.P. Amphion Ventures, Amphion Partners and Antiope Partners disclaim that they hold any securities of the Company as a group, within the meaning of any applicable securities law or regulation.

    The security holdings of Amphion in the Company are largely the result of a restructuring of Wolfensohn Associates L.P., now known as Antiope Ventures L.P. ("Antiope Ventures"). As of August 19, 1997, Antiope Ventures transferred all of its assets and liabilities to Amphion Ventures, in exchange for limited partnership interests of Amphion Ventures. Amphion Partners is the sole general partner of Amphion Ventures, and Antiope Partners is the sole general partner of Antiope Ventures.

    Richard C.E. Morgan, a director and the Chairman and Chief Executive Officer of the Company, is a managing member of both Amphion Partners and Antiope Partners.

    Jackson Hole Management Co. ("JHMC") provides management services to Amphion Partners, Antiope Partners and the general partner of Jackson Hole. Richard Morgan is an employee of JHMC. C. Seth Cunningham, a director of the Company, is also an employee of JHMC. Each of Mr. Cunningham and Mr. Morgan disclaims beneficial ownership of the securities of the Company owned beneficially by Amphion Partners, Amphion Ventures, Antiope Partners and Antiope Ventures, and disclaims beneficial ownership of the securities of the Company owned beneficially by Jackson Hole.

    The holdings of Amphion in the Company as of January 30, 1998, are as follows:

                                                  SERIES A    SERIES B    SERIES C     SERIES G      COMMON      COMMON
                                       COMMON    PREFERRED   PREFERRED    PREFERRED    PREFERRED     STOCK        STOCK
                                       STOCK       STOCK       STOCK        STOCK        STOCK      WARRANTS     OPTIONS
                                     ----------  ----------  ----------  -----------  -----------  ----------  -----------
Antiope Partners...................     749,845      --          --          --            49.78      450,000      --
Amphion Ventures...................   6,925,782   1,153,846   1,056,338     509,855       700.00      964,056      76,855
Amphion Partners...................     567,500      --          --          --           --           --          --
Total..............................   8,243,127   1,153,846   1,056,338     509,855       749.78    1,414,056      76,855

                       DEADLINE FOR STOCKHOLDER PROPOSALS

    As stated in the proxy statement distributed in connection with Company's 1997 annual meeting, proposals of stockholders intended to be presented at the Company's 1998 annual meeting, and otherwise eligible, were required to be received by the Company no later than January 14, 1998, to be included in the Company's proxy material and form of proxy relating to that Meeting. The mailing address of the Company for submission of any such proposal is given on the first page of this Proxy Statement.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          Harry S. Budow, Secretary


Carrollton, Texas
Dated:  March 12, 1998

                                   APPENDIX A

                                   [FORM OF]
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              LASERTECHNICS, INC.

    Lasertechnics, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL") does hereby certify:

    FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth the following amendment to the Certificate of Incorporation of the Corporation (the "Amendment"), declaring the Amendment to be advisable and calling for the submission of the proposed Amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

    RESOLVED, that Article FOURTH of the Certificate of Incorporation is hereby amended by adding thereto the following new paragraph (d) to the end thereof:

    "(d) Reverse Split.

    (A) Share Value Change. Effective immediately upon the filing of this Amendment to the Certificate of Incorporation in the office of the Secretary of State of the State of Delaware, the outstanding shares of Common Stock, Non-Voting Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock, shall be and hereby are combined and reclassified as follows: (i) each share of Common Stock shall be reclassified as and converted into one-twentieth of a share of Common Stock; (ii) each share of Non-Voting Common Stock shall be reclassified as and converted into one-twentieth of a share of Non-Voting Common Stock; (iii) each share of Series A Convertible Preferred Stock shall be reclassified as and converted into one-twentieth of a share of Series A Convertible Preferred Stock;
(iv) each share of Series B Convertible Preferred Stock shall be reclassified as and converted into one-twentieth of a share of Series B Convertible Preferred Stock; and (v) each share of Series C Convertible Preferred Stock shall be reclassified as and converted into one-twentieth of a share of Series C Convertible Preferred Stock; provided, however, that fractional shares of Common Stock will not be issued in connection with such combination and reclassification, and each holder of a fractional share of Common Stock shall receive in lieu thereof a cash payment from the Corporation determined by multiplying such fractional share of Common Stock by twenty times the average closing price per share of Common Stock on the Nasdaq SmallCap Market for the five trading days immediately preceding the effective date of this Amendment, such payment to be made upon such other terms and conditions as the officers of the Corporation, in their judgment, determine to be advisable and in the best interests of the Corporation.

    (B) Certificate Exchange. Certificates representing shares combined and reclassified as provided in this Amendment are hereby canceled, and, upon presentation of the canceled certificates to the Corporation, the holders thereof shall be entitled to receive new certificates representing the shares resulting from such combination and reclassification.

    (C) Effect on Stated Value. Effective immediately upon the combination and reclassification of the outstanding shares of Common Stock. Non-Voting Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock provided for in subparagraph (A) of this paragraph (d), the stated value of Series A Convertible Preferred Stock will be adjusted from $1.30 per share to $26.00 per share, the stated value of Series B Convertible Preferred Stock will be adjusted from $1.30 per share to $26.00 per share, and the stated value of Series C Convertible Preferred Stock will be adjusted from $1.51 per share to $30.20 per share."

    SECOND: That thereafter, pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

    THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

    FOURTH: That the Amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

    IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed
by       , its       , and attested by       , its Secretary, this    day of
        , 1998.

                                          LASERTECHNICS, INC.
                                         By ____________________________________
                                             Name:
                                             Title:

ATTEST:
____________________________________
Name:
Title:

                                   APPENDIX B
                                   [FORM OF]
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              LASERTECHNICS, INC.

    Lasertechnics, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify:

    FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth the following amendment to the Certificate of Incorporation of the Corporation (the "Amendment"), declaring the Amendment to be advisable and calling for the submission of the proposed Amendment to the shareholders of the Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

    RESOLVED, that Article FOURTH, paragraph (a) of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

    "FOURTH: (a) The total number of shares of capital stock that the Corporation shall have authority to issue is 15,500,000, consisting of 6,250,000 shares of Common Stock, par value $.01 per share ("Common Stock"), 2,250,000 shares of Non-Voting Common Stock, par value $.01 per share ("Non-Voting Common Stock" and together with the Common Stock, "Common Shares"), and 7,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock").

    SECOND: That thereafter, pursuant to a resolution of the Board of Directors, a special meeting of the shareholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

    THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

    FOURTH: That the Amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

    IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed
by       , its       , and attested by       , its Secretary, this       day of
      , 1998.

                                          LASERTECHNICS, INC.
                                          By:  _________________________________
                                              Name:
                                              Title:

ATTEST:

____________________________
Name:
Title:

                                   APPENDIX C
                                   [FORM OF]
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              LASERTECHNICS, INC.

    Lasertechnics, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify:

    FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth the following amendment to the Certificate of Incorporation of the Corporation (the "Amendment"), declaring the Amendment to be advisable and calling for the submission of the proposed Amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

    RESOLVED, that Article FIRST of the Certificate of Incorporation is hereby amended to read in the its entirety as follows:

    "FIRST: The name of the corporation is AXCESS Inc."

    SECOND: That thereafter, pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

    THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

    FOURTH: That the Amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

    IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed
by       , its       , and attested by       , its Secretary, this   day of
        , 1998.

                                          LASERTECHNICS, INC.
                                          By:  _________________________________
                                              Name:
                                              Title:

ATTEST:

____________________________
Name:
Title:

                              LASERTECHNICS, INC.
                              4208 COMMANDER DRIVE
                             CAROLLTON, TEXAS 75006
                           TELEPHONE: (972) 407-6080
                           FACSIMILE: (972) 407-9085



                                              March 13, 1998



         Special Meeting of Stockholders to Be Convened March 31, 1998



    Dear Stockholder:



    Enclosed for your review are the following definitive proxy materials relating to the above-referenced Special Meeting of Stockholders of Lasertechnics, Inc. (the "Company"):



    1.  Notice of special meeting of stockholders;



    2. Revised preliminary proxy statement of the Company (the "Preliminary Proxy Statement");



    3. Form of proxy to be used in connection with the meeting by holders of the Company's Common Stock.



    Please note that the Special Meeting will be held on March 31, 1998. In order to be certain that your shares are represented at the meeting, please complete, sign, date and return the enclosed forms of proxy as soon as possible to the Company at the above address, attention: Chief Financial Officer. This action will not limit your right to vote in person if you wish to attend the Special Meeting and vote personally.



                                          Sincerely,
                                          LASERTECHNICS, INC.

                              LASERTECHNICS, INC.


                       SPECIAL MEETING -- MARCH 31, 1998



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



    The undersigned hereby appoints Richard C.E. Morgan and Harry S. Budow, severally, as proxies, each with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote on behalf of the undersigned all shares of Common Stock of Lasertechnics, Inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on March 31, 1998, and any adjournments thereof (the "Special Meeting"), hereby revoking all prior proxies with respect to such shares.


1. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-TWENTY REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK, NON-VOTING COMMON STOCK, AND SERIES A, B AND C CONVERTIBLE PREFERRED STOCK.

          / /  FOR              / /  AGAINST            / /  ABSTAIN

2. IF PROPOSAL 1 IS ADOPTED, PROPOSAL TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 6,250,000 SHARES.

          / /  FOR              / /  AGAINST            / /  ABSTAIN

3. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE CORPORATE NAME TO "AXCESS Inc."

          / /  FOR              / /  AGAINST            / /  ABSTAIN

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.


    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER ON THE OTHER SIDE OF THIS PROXY WITH RESPECT TO THE PROPOSALS THERE IDENTIFIED AND MORE FULLY DESCRIBED IN THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT RELATING TO THE SPECIAL MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE PROPOSALS.



                                        Dated:
                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature
                                        ----------------------------------------
                                        Signature if held jointly
                                        (Please sign exactly as ownership
                                        appears on this proxy. Where stock is
                                        held by joint tenants, both should sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.)



Please Mark, Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

                                                     Votes MUST be Indicated (X)
                                                       In Black or Blue Ink.